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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to §240.14a-12
THE TITAN CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/	No fee required.
/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
/ /	Fee paid previously with preliminary materials.
/ /
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

April 16, 2002

Dear Stockholder:

        This letter accompanies the Proxy Statement for our Annual Meeting to be held at 9:00 a.m. on Thursday, May 16, 2002, at our principal offices located at 3033 Science Park Road, San Diego, California 92121. We hope that it will be possible for you to attend in person.

        At the meeting, the stockholders will be asked to elect eleven directors to our Board of Directors, to vote upon the adoption of our 2002 Employee Stock Purchase Plan, to vote upon the adoption of our 2002 Employee and Director Stock Option and Incentive Plan and to ratify the Board's selection of auditors.

        We will also present a report on our operations and activities. Following the meeting, management will be pleased to answer your questions about Titan.

        The Notice of Meeting and Proxy Statement accompanying this letter describe the matters upon which stockholders will vote at the upcoming meeting, and we urge you to read these materials carefully.

        YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE URGE YOU TO SIGN AND RETURN YOUR PROXY CARDS OR DELIVER YOUR PROXY INSTRUCTIONS VIA THE INTERNET OR BY TELEPHONE SO WE CAN BE SURE OF A QUORUM TO VOTE ON THESE PROPOSALS FOR STOCKHOLDER ACTION. If you attend the meeting, you may revoke your proxy and vote in person, if you so desire.

                      Sincerely,

                      Gene W. Ray
                       Chairman of the Board, President
                      and Chief Executive Officer

3033 SCIENCE PARK ROAD, SAN DIEGO, CALIFORNIA 92121, (858) 552-9500

THE TITAN CORPORATION
3033 Science Park Road
San Diego, California 92121
(858) 552-9500

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 16, 2002

To the Stockholders of The Titan Corporation:

        The Annual Meeting of Stockholders of The Titan Corporation will be held at Titan's principal offices located at 3033 Science Park Road, San Diego, California 92121, on Thursday, May 16, 2002, at 9:00 a.m., for the following purposes:

  1.
  To elect eleven directors for one-year terms;

  2.
  To consider and vote upon our 2002 Employee Stock Purchase Plan;

  3.
  To consider and vote upon our 2002 Employee and Director Stock Option and Incentive Plan;

  4.
  To consider and vote upon a proposal to ratify the selection of KPMG LLP as our auditors for the fiscal year ending December 31, 2002; and

  5.
  To transact such other business as may properly come before the meeting.

        Only stockholders of record at the close of business on March 26, 2002 will be entitled to vote at the meeting or any adjournment or postponement thereof.

                      By order of the Board of Directors,

                      Nicholas J. Costanza
                       Senior Vice President, General Counsel and Secretary

San Diego, California
April 16, 2002

To assure your vote is counted, we urge you to please vote using one of the following methods:

  •
  Mark, sign, date and promptly return the proxy card in the enclosed postage-paid envelope prior to the meeting date;

  •
  Using a touch-tone telephone, call the toll-free number located on your Proxy Voting Instruction Form. Using your 12-digit control number located in the box on the right side of your Proxy Voting Instruction Form, cast your ballot; or

  •
  Vote over the Internet at www.proxyvote.com using the 12-digit control number located in the box on the right side of your Proxy Voting Instruction Form to cast your ballot.

If you attend the meeting, you may vote in person even though you have sent in your proxy card or voted via the Internet or the toll-free number.

THE TITAN CORPORATION
3033 Science Park Road
San Diego, California 92121
(858) 552-9500

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 16, 2002

        This proxy statement is furnished in connection with the solicitation by the Board of Directors of The Titan Corporation of proxies for the Annual Meeting of Stockholders to be held on Thursday, May 16, 2002 at 9:00 a.m. or at any adjournment or postponement of the meeting.

        This proxy statement is being mailed to the holders of Titan's $1.00 cumulative convertible preferred stock and common stock, par value $0.01 per share. Only the holders of record of cumulative convertible preferred stock and common stock at the close of business on March 26, 2002 are entitled to vote at the meeting or any adjournment or postponement thereof. Each holder of cumulative convertible preferred stock is entitled to one-third of a vote per share. Each holder of common stock is entitled to one vote per share. The cumulative convertible preferred and common stock are voted as a single class.

        It is important that your shares of stock be represented at the annual meeting whether or not you plan to attend. Accordingly, you are asked to vote your shares by signing, dating and returning your proxy card, or using your touch-tone telephone or via the Internet to deliver your proxy instructions. Shares cannot be voted at the meeting unless the stockholder is represented by proxy or is present in person.

        This proxy statement and the enclosed proxy card are being mailed to stockholders beginning on or about April 16, 2002.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

        Q:    Why am I receiving this Proxy Statement and Proxy Card?

        A:    You are receiving a proxy statement and proxy card from us because you own shares of Titan's common stock and/or cumulative convertible preferred stock. This proxy statement describes issues on which we would like holders of the common stock and convertible preferred stock to vote and provides you with information on these issues so that you can make an informed decision.

        When a stockholder signs the proxy card, Gene W. Ray and Eric M. DeMarco are appointed as your representatives to vote your shares of common stock or cumulative convertible preferred stock at the meeting. At the meeting, Gene W. Ray and Eric M. DeMarco will vote your shares as you instruct on your proxy card. Even if you plan to attend the meeting, it is a good idea to complete, sign and return your proxy card in advance of the meeting just in case your plans change.

        If an issue comes up for vote at the meeting that is not on the proxy card, Gene W. Ray and Eric M. DeMarco will vote your shares of common stock and/or cumulative convertible preferred stock covered by your proxy card in accordance with their best judgment.

        Q:    Who is entitled to vote?

        A:    Only holders of our common stock and cumulative convertible preferred stock who owned their shares at the close of business on March 26, 2002 are entitled to vote at the meeting. On March 26, 2002, there were 76,923,503 shares of common stock issued and outstanding and entitled to vote and 689,628 shares of cumulative convertible preferred stock issued and outstanding and entitled to vote. You are welcome to attend the meeting even if you have voted by proxy.

        Q:    How do the stockholders vote their shares?

        A:    You may vote by mail by signing the enclosed proxy card and mailing it in the enclosed, prepaid and addressed envelope. You can also give your proxy via the Internet or by telephone by following the voting procedures in the enclosed instructions. Votes submitted via the Internet or by telephone must be received by 12:00 midnight, on May 15, 2002. Submitting your proxy via the Internet or by telephone will not affect your right to vote in person if you decide to attend the meeting.

        The telephone and Internet voting procedures are designed to authenticate stockholders' identities, to allow stockholders to give their voting instructions and to confirm that stockholders' instructions have been recorded properly. If you vote via the Internet, you may incur costs associated with electronic access, including charges from your Internet access provider and/or telephone company.

        You may vote your shares in person at the meeting. We will pass out written ballots to anyone who wants, and is entitled, to vote at the meeting. If you hold your shares in street name, you must request a legal proxy from your stockbroker in order to vote at the meeting.

        WE ENCOURAGE YOU TO EXAMINE YOUR PROXY CARD CLOSELY TO MAKE SURE YOU ARE VOTING ALL OF YOUR TITAN SHARES.

        Q:    What if I change my mind after I return my proxy card or vote via the Internet or by telephone?

        A:    You may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by signing another proxy card with new instructions with a later date or time, by delivering later proxy instructions via the Internet or by telephone or by voting in person at the meeting.

        Q:    Will my shares be voted if I do not return my proxy card or vote via the Internet or by telephone?

        A:    If you hold your shares in street name, generally the brokerage firm may only vote the shares which it holds for you in accordance with your instructions. However, if it has not received your instructions within ten days of the meeting, the brokerage firm may vote your shares on matters which the New York Stock Exchange determines to be routine. If the brokerage firm cannot vote on a particular matter because it is not routine, there is a "broker non-vote" on that matter. Abstentions and broker non-votes will be treated as shares present, in person or by proxy, and entitled to vote for purposes of determining a quorum at the meeting. Abstentions will have the effect of a vote against Proposals 2 and 3. Broker non-votes will have no effect on the voting for proposals 2 and 3.

        We encourage you to provide instructions to brokerage firms by voting their proxy. This ensures the shares will be voted at the meeting.

        YOU MAY HAVE GRANTED TO YOUR BROKER DISCRETIONARY VOTING AUTHORITY OVER YOUR ACCOUNT. YOUR BROKER MAY BE ABLE TO VOTE YOUR SHARES DEPENDING ON THE TERMS OF THE AGREEMENT YOU HAVE WITH YOUR BROKER.

        Q:    How do I vote my Titan 401(k), ESOP or ESPP shares, or my AverStar, Inc. Profit Sharing & Savings Plan shares, my Jaycor, Inc. ESOP shares or my BTG, Inc. Employee Stock Purchase Plan shares?

        A:    You will receive separate Voting Instruction Cards for the shares of common stock allocated to you under the Titan 401(k) Plan, the Titan Employee Stock Ownership Plan, the Titan Employee Stock Purchase Plan, the AverStar, Inc. Profit Sharing & Savings Plan, the Jaycor, Inc. Employee Stock Ownership Plan or the BTG, Inc. Employee Stock Purchase Plan. By completing the appropriate Voting Instruction Card, you provide voting instructions to the respective Trustee for the respective Plan for the shares of common stock you hold through the Titan 401(k) Plan, the Titan Employee Stock Ownership Plan, the Titan Employee Stock Purchase Plan, the AverStar, Inc. Profit Sharing & Savings Plan, the Jaycor, Inc. Employee Stock Ownership Plan or the BTG, Inc. Employee Stock Purchase Plan.

        If the Trustee does not receive voting instructions from you, the Trustee may vote the shares of common stock under the Titan 401(k) Plan, the Titan Employee Stock Ownership Plan, the Titan Employee Stock Purchase Plan, the AverStar, Inc. Profit Sharing & Savings Plan, the Jaycor, Inc. Employee Stock Ownership Plan or the BTG, Inc. Employee Stock Purchase Plan in the same proportion as the shares voted by all other respective Plan participants. If the Trustee receives a signed but not voted Voting Instruction Card, the Trustee will vote the shares of common stock according to the Board's recommendations.

        Q:    How many votes are needed to hold the meeting?

        A:    A majority of the voting power of Titan's outstanding shares of common stock and cumulative convertible preferred stock and entitled to vote at the meeting as of the record date must be present at the meeting in person or represented by proxy in order to hold the meeting and conduct business.

        Q:    How many votes do I have?

        A.    Each holder of our cumulative convertible preferred stock is entitled to one-third of a vote for each share held. Each holder of our common stock is entitled to one vote per share held.

        Q:    How are votes counted?

        A:    You may vote "for," "against" or "withheld" for each of the nominees to Titan's Board of Directors. You may vote "for," "against" or "abstain" on the adoption of the 2002 Employee Stock Purchase Plan, the 2002 Employee and Director Stock Option and Incentive Plan and the ratification of the selection of auditors. If you just sign your proxy card with no further instructions, your shares will be counted as a vote FOR each nominated director, FOR the 2002 Employee Stock Purchase Plan, FOR the 2002 Employee and Director Stock Option and Incentive Plan and FOR the ratification of the selection of auditors.

        Voting results are tabulated and certified by our transfer agent, American Stock Transfer & Trust Company.

        Q:    How many votes must a nominee to the Board of Directors receive to be elected as a director?

        A:    The eleven nominees receiving the highest number of "For" votes will be elected as directors. This number is called a plurality and may be less than a majority of votes.

        Q:    What happens if a nominee for the Board of Directors cannot stand for election?

        A:    The Board may, by resolution, provide for a lesser number of directors or designate a substitute nominee. In the latter event, shares represented by proxies may be voted for a substitute nominee.

        Q:    How many votes must the 2002 Employee Stock Purchase Plan and the 2002 Employee and Director Stock Option receive in order to pass?

        A:    These proposals must each receive the affirmative vote of a majority of the voting power of the shares present in person or by proxy and entitled to vote at the meeting to pass.

        Q:    Where do I find the voting results of the meeting?

        A:    We will announce preliminary voting results at the meeting. We will publish the final results in our first quarterly report on Form 10-Q following the Annual Meeting, filed with the Securities and Exchange Commission. You can get a copy by contacting our Investor Relations Department at (858) 552-9848 or the Securities and Exchange Commission at (800) SEC-0330 for the location of the nearest public reference room, or through the EDGAR system at WWW.SEC.GOV.

        Q:    Who pays the cost of the solicitation of proxies?

        A:    We will pay the costs of this proxy solicitation other than any expenses you incur to access the Internet or to use a touch-tone telephone to vote your shares. We will request banks, brokerage houses and other custodians, nominees or fiduciaries holding common stock or cumulative convertible preferred stock in their name to send proxy materials to, and obtain proxies from, their principals. We will reimburse them for reasonable expenses.

        Q:    What are the deadlines for stockholder proposals and director nominations for next year's annual meeting of stockholders?

        A:    The deadline for submitting a stockholder proposal for inclusion in our Proxy Statement and form of proxy for our 2003 annual meeting of stockholders pursuant to Rule 14a-8 of the Securities and Exchange Commission is December 9, 2002. Notice must be sent in writing to the Corporate Secretary at: The Titan Corporation, 3033 Science Park Road, San Diego, CA 92121.

        Stockholders wishing to submit proposals or director nominations that are not to be included in the proxy statement for our 2003 annual meeting of stockholders must do so by no later than March 18, 2003 and no earlier than February 15, 2003. Notice must be sent in writing to the Corporate Secretary at: The Titan Corporation, 3033 Science Park Road, San Diego, CA 92121.

OWNERSHIP OF THE COMMON STOCK OF THE TITAN CORPORATION

  Ownership of more than 5%

        Based upon a review of filings with the Securities and Exchange Commission, the following table presents information regarding beneficial ownership of each person known by us to be the beneficial owner of more than 5% of our outstanding common stock as of March 26, 2002:

Identity of Owner or Group	Title of Class	Amount and Nature of Beneficial Ownership	Percent of Class
Capital Research and Management Company	Common Stock	4,191,230	5.4%
Morgan Stanley Dean Witter & Co.	Common Stock	3,957,584	5.1%
OppenheimerFunds, Inc.	Common Stock	4,404,200	5.7%

        The address of Capital Research and Management Company is 333 South Hope Street, Los Angeles, CA, 90071, the address of Morgan Stanley Dean Witter & Co. is 1585 Broadway, New York, NY, 10036, and the address of OppenheimerFunds, Inc. is 498 Seventh Avenue, New York, NY, 10018. Information with respect to beneficial owners of more than 5% of the common stock is based upon the most recent Schedule 13D or Schedule 13G on file with the SEC.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

  Ownership by Directors and Executive Officers

        The following table shows the amount of our common stock beneficially owned by (unless otherwise indicated) our directors, the executive officers named in the Executive Compensation Summary Table below and the directors and executive officers as a group. All information is presented as of March 26, 2002.

Identity of Owner or Group (1)(2)	Title of Class	Amount and Nature of Beneficial Ownership		Acquirable Within 60 Days(3)		Percent of Class(4)
Michael B. Alexander	Common Stock	173,529	(5)	164,240		*
Edward H. Bersoff, Ph.D.	Common Stock	719,333	(5)	—		*
Mellon C. Baird(6)	Common Stock	101,483	(7)	29,778		*
Joseph F. Caligiuri	Common Stock	42,250	(5)	6,666		*
Peter A. Cohen	Common Stock	—		—		*
Nicholas J. Costanza	Common Stock	885	(7)	79,072	(5)	*
Eric M. DeMarco	Common Stock	10,582	(7)	117,408	(5)	*
Daniel J. Fink	Common Stock	20,967	(5)	37,916		*
Susan Golding	Common Stock	—		1,250		*
Robert M. Hanisee	Common Stock	59,802	(5)	11,666		*
Robert E. La Blanc	Common Stock	34,250		6,666		*
Lawrence A. Oberkfell(8)	Common Stock	504	(7)	24,954		*
David P. Porreca(9)	Common Stock	990	(7)	33,490		*
Gene W. Ray, Ph.D.	Common Stock	400,949	(7)	413,412		1.0%
James Roth	Common Stock	15,000		6,666		*
Joseph R. Wright, Jr.	Common Stock	1,000		3,620		*
All directors and executive officers as a group (25 persons)	Common Stock	1,604,814	(7)	1,098,472		3.5%

*
Less than 1%

(1)
The address of all owners is: c/o The Titan Corporation, 3033 Science Park Road, San Diego, CA, 92121.

(2)
The information regarding beneficial ownership of our common stock has been presented according to rules of the SEC and is not necessarily indicative of beneficial ownership for any other purpose. Under California and some other state laws, personal property owned by a married person may be community property that either spouse may manage and control. We have no information as to whether any shares shown in this table are subject to such community property laws.

(3)
Reflects the number of shares that could be purchased by exercise of options available at March 26, 2002 or within 60 days thereafter under our stock option plans.

(4)
Percentage of beneficial ownership as to any person as of a particular date is calculated by dividing the number of shares beneficially owned by that person by the sum of the number of shares outstanding as of such date and the number of shares as to which that person has the right to acquire voting or investment power with respect to their shares at March 26, 2002 or within 60 days thereafter.

(5)
The number of shares includes shares that are individually or jointly owned, as well as shares over which the individual has either sole or shared investment or voting authority. Some directors and executive officers disclaim beneficial ownership of some of the shares included in the table as indicated below:

•
Mr. Alexander-101,234 shares held by Bronto, Inc. of which Mr. Alexander is President;

•
Dr. Bersoff-49,842 shares held by his wife;

•
Mr. Caligiuri-42,250 shares held in trust for the benefit of Mr. Caligiuri and his wife;

•
Mr. Costanza-10,900 options exercisable by Scuderia Costanza Investment Company, L.L.C., a Delaware limited liability company, of which Mr. Costanza is the sole general manager.

•
Mr. DeMarco-22,200 options exercisable by the DeMarco Family Limited Partnership, L.P., a Delaware limited partnership, of which Mr. DeMarco and his wife are the sole general partners;

•
Mr. Fink-500 shares held by his wife and 20,467 shares held in trust for the benefit of Mr. Fink and his wife; and

•
Mr. Hanisee-5,000 shares held by his wife.

(6)
Mr. Baird passed away on March 5, 2002. He had been Senior Vice President of Titan and President and Chief Executive Officer of Titan Systems Corporation, a subsidiary of ours, since August 1998.

(7)
For executive officers, the numbers include interest in shares held by the trustees of our Consolidated Retirement Plan and Employee Stock Ownership Plan as of December 31, 2001, including: Mr. Baird-1,063 shares; Mr. Costanza-885 shares; Mr. DeMarco-2,496 shares; Mr. Oberkfell-504 shares; Mr. Porreca-990 shares; Dr. Ray-87,288 shares; and all executive officers as a group-103,938 shares.

(8)
Mr. Oberkfell resigned as an officer of Titan effective December 17, 2001. He had been Senior Vice President of Titan since October 1999. He is also a Director, President and Chief Executive Officer of SureBeam Corporation, a subsidiary of ours.

(9)
Mr. Porreca retired effective April 1, 2002. He had been Senior Vice President of Titan since August 2000 and President and Chief Executive Officer of Cayenta, Inc., a subsidiary of ours, since January 1999.

PROPOSAL 1

ELECTION OF DIRECTORS

        Eleven directors are to be elected at the meeting, each to serve for a term of one year and until his successor shall be elected. The representatives appointed to vote the proxies intend to vote the proxy cards for the nominees whose names are listed below unless the proxy cards instruct the representatives to vote differently. All of the nominees are presently directors. The stockholders elected 9 of the current 11 directors at our last annual meeting. The Board elected Edward H. Bersoff, Ph.D. in February 2002 to fill a vacancy created by the retirement of Charles R. Allen, and Peter A. Cohen in March 2002 to fill a vacancy created by the retirement of Thomas G. Pownall. We have no reason to believe that the nominees for election will not be available to serve their full terms. However, the persons named in the proxy will have discretionary authority to vote for others if any nominee is unable or unwilling to serve.

  Vote Required

        The eleven nominees receiving the highest number of "FOR" votes will be elected as directors. This number is called a plurality and may be less than a majority of votes.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF EACH NAMED NOMINEE.

        The directors standing for election are:

MICHAEL B. ALEXANDER DIRECTOR SINCE AUGUST 2000

Mr. Alexander, 51, is the founding partner of AFH Partners, L.P., which was founded in 1993 to invest in software companies. He was also the Chairman, Chief Executive Officer and founder of AverStar, Inc., from 1998 until it was acquired by us in June 2000.

EDWARD H. BERSOFF, PH.D.            DIRECTOR SINCE FEBRUARY 2002

Dr. Bersoff, 59, is the founder of Re-route Corporation, an e-mail forwarding service catering to consumer and commercial clients founded in August 2000. Prior thereto he was the Chairman, Chief Executive Officer, President and founder of BTG, Inc., from February 1982 until it was acquired by us in November 2001.

JOSEPH F. CALIGIURI            DIRECTOR SINCE 1984

Mr. Caligiuri, 74, is retired from Litton Industries, Inc., a diversified manufacturing and services company, where he held a number of executive management positions from 1969 to 1993, including Executive Vice President from September 1981 to April 1993.

PETER A. COHEN            DIRECTOR SINCE MARCH 2002

Mr. Cohen, 55, is a founding partner of Ramius Capital Group, L.L.C., formed in 1994, an investment management and merchant banking firm. Prior thereto he formed Republic New York Securities in 1991 and was employed by Shearson Lehman Brothers from 1978 to 1991, where he held a number of executive positions, including President and Chief Operating Officer from 1981 through 1991. He is also a director of Prudential Life Corporation, The Mount Sinai-NYU Medical Center & Health System, Telecom Italia SpA, and Scientific Games Corporation.

DANIEL J. FINK            DIRECTOR SINCE 1985

Mr. Fink, 75, has been President of D.J. Fink Associates, Inc., a management consulting firm since 1982. Prior thereto, he was employed by General Electric Company from 1967 to 1982, where he held a number of executive management positions, including Senior Vice President, Corporate Planning and Development. He is also a director of Orbital Sciences Corporation, a space technology and satellite services company.

SUSAN GOLDING            DIRECTOR SINCE MAY 2001

Ms. Golding, 56, founded The Golding Group, a management consulting firm, in February 2001, where she is the President and CEO. Prior thereto she was elected to two consecutive terms as Mayor of San Diego from 1992 to 2000. Prior to serving as Mayor, she chaired the San Diego County Board of Supervisors, served as Deputy Secretary of Business, Transportation and Housing for the State of California and was a member of the San Diego City Council. She is also a director of SureBeam Corporation, a subsidiary of ours, Avanir Pharmaceuticals and 1st Pacific Bank of California.

ROBERT M. HANISEE            DIRECTOR SINCE 1998

Mr. Hanisee, 63, is currently Chief Investment Officer for Asset Allocation in the Private Client Services Group of Trust Company of the West. He managed the Convertible Securities Group from 1992 to 1998, and had been Portfolio Manager for the Global Telecom Trust from September 1996 to October 1998. Mr. Hanisee was a founding partner of Amdec Securities, and later was President of Seidler Amdec Securities. Mr. Hanisee is also a director of Edo Corporation, a technology company, and Orbital Sciences Corporation, a space technology and satellite services company.

ROBERT E. LA BLANC            DIRECTOR SINCE 1996

Mr. La Blanc, 68, is the President and founder of Robert E. La Blanc Associates, a financial and technical consulting firm formed in 1981. From 1979 to 1981 he was Vice Chairman of Continental Telecom, Inc. Prior thereto he was a General Partner with Salomon Brothers, an investment banking firm, from 1969 to 1979. He is also a director of Salient 3 Communications, Inc., a telecommunications equipment and services company, Storage Technology Corporation, a provider of network computing storage, Charter Semiconductor Manufacturing, Ltd., a semiconductor manufacturer, and two clusters of Prudential Mutual Funds.

GENE W. RAY, PH.D.            DIRECTOR SINCE 1981

Dr. Ray, 63, was a co-founder of Titan Systems, Inc., the parent of which merged into The Titan Corporation in 1985. He served as a Director, Chief Executive Officer and President of Titan Systems from its inception in 1981 until the merger. He has been Chairman of the Board of Directors since May 1999 and President and Chief Executive Officer since the merger. Dr. Ray is also the Chairman of SureBeam Corporation, a subsidiary of ours.

JAMES ROTH            DIRECTOR SINCE 1998

Mr. Roth, 65, is retired from GRC International, Inc., where he held key executive management positions from July 1974 to June 1996, retiring as President and Chief Executive Officer and serving on the Board from January 1992 to November 1998. Mr. Roth is also a director of SureBeam Corporation, a subsidiary of ours.

JOSEPH R. WRIGHT, JR.            DIRECTOR SINCE AUGUST 2000

Mr. Wright, 63, has been CEO of PanAmSat Corporation since August 2001 and is the Vice Chairman and a director of Terramark Worldwide, Inc. Mr. Wright was also the President of Terramark from March 2000 until April 2000. He was the Chairman of GRC International, Inc., a provider of advanced engineering and scientific technologies, from 1996 to March 2000 and Chairman and Chief Executive Officer of AmTec, Inc., an international telecommunications company, from 1995 to May 2000. From 1989 to 1994, he was Executive Vice President and Vice Chairman of W.R. Grace & Co.

Committees and Meetings of the Board of Directors and Director Compensation

  Meetings

        During fiscal 2001, the Board of Directors held 4 regular meetings and 11 special meetings. Each nominee for election attended, in the aggregate, more than 75% of the Board of Directors or Committee meetings he or she was eligible to attend during the year.

  Committees

Name of Committee and Members	Functions of the Committee		Meetings in 2001
Audit Robert M. Hanisee, Chairman	•	Reviews and monitors financial reporting processes and internal control systems	4*
Peter A. Cohen	•	Reviews audit and management reports
Daniel J. Fink	•	Makes recommendations regarding the appointment of independent auditors
	•	Considers nature and scope of non-audit services provided by independent auditor
Compensation, Stock Option	•	Provides leadership in connection with:	3
and Pension		• the hiring and retention of senior executives
Robert E. La Blanc, Chairman Joseph F. Caligiuri		• salary and incentive compensation policies for senior executives
James Roth		• the granting of stock options to employees
Nominating and Corporate Governance	•	Develops and reviews background information for candidates to the Board of Directors	**
Joseph R. Wright, Chairman Michael B. Alexander Edward H. Bersoff, Ph.D. Susan Golding	•	Makes recommendations to the Board of Directors regarding candidates to the Board of Directors including those recommended by shareholders

*
Each member of the audit committee is independent, as such term is defined in the New York Stock Exchange listing standards.

**
The Nominating and Corporate Governance Committee was established by the Board of Directors at a regular meeting on February 28, 2002. Any shareholder wishing to propose a nominee should submit a recommendation in writing to our Corporate Secretary, indicating the nominee's qualifications and other relevant biographical information and provide confirmation of the nominee's consent to serve. Such shareholder proposal should be submitted by the deadlines set forth in this proxy statement.

  Director Compensation

        Directors who are not employees of Titan or an affiliate receive the annual retainer, committee and meeting fees that are indicated below:

Annual Retainer (paid quarterly)	$43,000
Committee Chair (paid quarterly)	$1,500
Meeting Fee (for attendance at meetings in excess of 5 per year, per meeting)	$1,500
Annual Stock Option Grant	5,000	shares

        Directors who are not also our employees may elect to receive all or a portion of their fees in shares of our common stock. The common stock they receive is valued based on the average of the high and low sale prices of our common stock on the first day of the quarter to which the fees then being paid relate.

        In addition, each director received options to purchase 5,000 shares of our common stock upon election to the Board. All options are granted under the 2000 Employee and Director Stock Option and Incentive Plan at the fair market value on the date of the grant. Options granted to directors vest over 4 years and have a 10 year term. The vesting of the options will accelerate upon a change of control of

Titan. Directors also receive discretionary stock option awards from time to time in one or more of our subsidiaries. Also, in August 2001, we began offering our directors and executive officers the ability to receive financial counseling and planning services provided by a third-party. In 2001, the amount paid by us for this service for each director was $5,983, and is expected to be approximately $8,633 in future years.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee reviews our financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

        We have reviewed and discussed with management and Arthur Andersen LLP Titan's audited consolidated financial statements for the year ended December 31, 2001. We also have discussed with Arthur Andersen LLP the matters required to be discussed by Statement on Auditing Standards No. 61.

        In addition, we discussed with Arthur Andersen LLP its independence from Titan and its management, including the matters in the written disclosures received from Arthur Andersen LLP as required by the Independence Standards Board Standard No. 1. Further, we considered the nature and scope of the nonaudit services provided by Arthur Andersen LLP to Titan and we considered the compatibility of these services with the auditor's independence.

        Based upon our reviews and discussions referred to above, we recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in Titan's Annual Report on Form 10-K for the year ended December 31, 2001, for filing with the Securities and Exchange Commission.

        The Audit Committee Charter provides that one duty of the Audit Committee is to provide advice to the Board of Directors in selecting, evaluating and replacing the independent auditors. In performing that duty, the Audit Committee evaluated firms that provided proposals to serve as Titan's independent auditors for 2002 and recommended that the Board of Directors appoint KPMG LLP. The Board of Directors agreed with this recommendation and, accordingly, appointed KPMG LLP as Titan's independent auditors for 2002.

        During 2000, we reviewed and adopted a new written charter that was attached as Appendix A to the proxy statement filed in connection with the annual meeting of stockholders in 2001.

Robert M. Hanisee, Chairman
Peter A. Cohen
Daniel J. Fink

April 16, 2002

Management

        Our executive officers and their respective positions are set forth in the following table. Biographical information on each executive officer who is not a director is set forth following the table. There are no family relationships between any director or executive officer and any other director or executive officer of Titan. Executive officers serve at the discretion of the Board of Directors.

Executive Officers

Name	Position	Age	Year In Which He/She Became Officer
Gene W. Ray, Ph.D.	President and Chief Executive Officer and Chairman of the Board	63	1981
Eric M. DeMarco	Executive Vice President and Chief Operating Officer and acting President of Titan Systems Corporation	38	1997
Nicholas J. Costanza	Senior Vice President, General Counsel and Secretary	46	1999
Mark W. Sopp	Senior Vice President, Chief Financial Officer and Treasurer	36	2001
Owens F. Alexander, Jr.	Senior Vice President and President and Chief Executive Officer of Titan Wireless, Inc.	52	2002
Denise Longarzo	Senior Vice President and President and CEO of Emerging Technologies	41	2001
Rochelle R. Bold	Vice President, Investor Relations	33	1999
John R. Dressendorfer	Vice President, Government Relations	61	2000
Dianne Dyer	Vice President, Human Resources	52	1995
Deanna J. Hom	Vice President and Corporate Controller	34	1997
Mary Jo Potts	Vice President, Administration	48	2000
Ralph R. Williams	Vice President, Corporate Communications	57	1999

        The term of office of each executive officer is until his or her respective successor is elected and has been qualified, or until his or her death, resignation or removal. The Board of Directors elects officers annually at its first meeting following the Annual Meeting of Stockholders.

        Dr. Ray's biography is included with those of the other members of the Board of Directors.

        Mr. DeMarco has been our Executive Vice President and Chief Operating Officer since April 2001 and Acting President of Titan Systems Corporation since March 2002. Prior thereto he was our Executive Vice President, Chief Financial Officer and Treasurer since September 1998, and Senior Vice President and Chief Financial Officer from January 1997 to August 1998. From June 1986 to January 1997 he held various positions at Arthur Andersen LLP, most recently as a Senior Account Manager.

        Mr. Costanza has been our Senior Vice President, General Counsel and Secretary since August 1999. From 1980 to 1998, he served in several legal and other senior executive roles, including most recently as Vice President, Chief Administrative Officer, General Counsel and Secretary of Exide Electronics Group, Inc., a high technology public company. During 1998 he was Executive Vice President, General Counsel and Secretary of Enfinity Corporation, an energy and indoor environmental systems and services industry consolidation company that filed for an initial public offering in 1998.

        Mr. Sopp has been our Senior Vice President, Chief Financial Officer and Treasurer since April 2001. Prior thereto he was a Vice President and Chief Financial Officer of Titan Systems Corporation, a subsidiary of ours, since 1998. From 1991 to 1998 he was Director/International Controller at Taylor Made Golf Company and began his career at Arthur Andersen LLP in 1987.

        Mr. Alexander has been a Senior Vice President of ours and President and Chief Executive Officer of Titan Wireless, Inc. since February 2002. From 1998 to 2001 he was a Senior Vice President with Science Applications International Corporation. Prior thereto he was Senior Vice President at Edison Source (a subsidiary of Edison International) from 1996 to 1997 and Vice President of Marketing at Southern California Edison (a subsidiary of Edison International) from 1994 to 1997. From 1988 to 1994 he was General Manager of BellSouth Telecommunications.

        Ms. Longarzo has been a Senior Vice President of ours and President and Chief Executive Officer of our Emerging Technologies and Business segment since August 2001. Prior thereto she was Vice President of a venture capital affiliated company from July 2000 to July 2001. From July 1999 to July 2000 Ms. Longarzo was a Senior Engagement Manager and then Principal with Morgan Samuels Company. From February 1994 to January 2000 she maintained a company through which she structured financing for and oversaw the production of independent feature films, served as COO of a television production company, and helped launch the Academy of Interactive Arts and Sciences. From May 1982 through August 1991, Ms. Longarzo held various positions with IBM Corporation ultimately serving as a Marketing Manager.

        Ms. Bold has been a Vice President of ours since August 1999. From 1998 to 1999 she was director of Investor Relations at Leap Wireless International, a wireless communications carrier. From 1994 to 1998, Ms. Bold was Vice President of Government Affairs for the San Diego Regional Economic Development Corporation.

        Mr. Dressendorfer has been our Vice President, Government Relations since August 2000. From 1996 to 2000 he was Vice President, Government & External Affairs of the American Forest & Paper Association. Prior thereto Mr. Dressendorfer was a founder of the firm Dressendorfer Laird, serving as President from 1983 to 1996.

        Ms. Dyer has been a Vice President of ours since June 1995. From July 1992 to April 1995 she was an independent consultant providing contingency and contract recruiting services. From April 1987 to June 1992 she was a principal with the Scott Group, Inc., a management consulting firm specializing in finance, marketing, human resources, and organizational development for emerging growth companies.

        Ms. Hom has been a Vice President of ours since July 1998 and Corporate Controller since December 1996. From September 1993 to December 1996, Ms. Hom was Corporate Manager of Operations Analysis. From January 1990 to September 1993, she held various positions at Arthur Andersen LLP, most recently as a Senior Auditor.

        Ms. Potts has been our Vice President, Administration since June 2000. From 1999 to 2000 she was Senior Vice President and Chief Administrative Officer of Research Analysis and Maintenance, Inc. From 1994 to 1999, Ms. Potts was Director of Contracts and Purchasing at GRC International, Inc. and was named Vice President in 1995.

        Mr. Williams has been our Vice President, Corporate Communications since 1999. Previously, he was with Raytheon Company from 1986 to 1995 when he became Director of Corporate Communications for System Resources Corporation until it was acquired by us in 1999.

REPORT OF THE COMPENSATION, STOCK OPTION AND PENSION COMMITTEE
OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

        The Compensation, Stock Option and Pension Committee has the duty to administer our cash and equity-based executive compensation programs and to evaluate the overall performance of the executive officers.

Compensation Philosophy

        We believe that there should be a direct relationship between executive compensation and value delivered to the stockholders. We implement this philosophy with a set of supporting principles:

  •
  Compensation must be fair.

        We strive to evaluate the relative contribution of our executive officers and to compensate them fairly in relationship to their individual contributions, to each other, and to their relative value in comparable companies.

  •
  Compensation must be competitive.

        We are committed to providing base salary programs that enable us to attract and retain the best available people. We maintain these programs by monitoring the competitive pay practices of other companies in similar businesses.

  •
  Compensation must be tied to our operating plan.

        Executive officers are rewarded based on our overall performance and on individual performance. Our performance is evaluated by measuring the achievement of our operating plan. Individual performance is measured by reviewing progress against specific measurable objectives. Individual performance objectives are established for each executive officer based upon his or her ability to contribute to our overall operating plan. Such individual performance objectives typically include business unit profitability, asset management, cost control, contract performance objectives and success in diversifying into commercial and international businesses as appropriate.

  •
  Compensation must motivate.

        The compensation program is designed to provide a direct link between performance and compensation. Realistic individual and company performance targets provide the motivation to strive to meet or exceed performance goals.

Compensation Measurement

        We have a formal process to assist in the evaluation of performance and in the determination of compensation amounts for each of the executive officers. It is as follows:

        1.    Early in the year, the Board of Directors approves our overall operating plan, including earnings per share ("EPS") and cash flow. Individual performance goals are established for the executive officers by the President and CEO, and approved by the Committee. The President and CEO's goals are established by the Committee. Our measurement goals of EPS and cash flow represent approximately two-thirds of the cash incentive opportunity for the President and CEO and other executive officers on the corporate staff. The remaining one-third is tied to individual performance measures. In the case of executive officers with business unit responsibility, approximately half of the incentive compensation measurement is based upon individual business unit profitability and return on revenues, with the remainder equally split between overall company goals and individual performance measures.

        2.    Each executive officer is given feedback periodically during the year against these objectives.

        3.    Upon review and recommendation of the Committee, and approval by the Board of Directors, each executive officer is rewarded incentive compensation according to our overall performance and according to the achievement of individual objectives.

Total Compensation

        We have a program of cash compensation and equity-based compensation. These programs apply to the President and CEO as well as all other executive officers.

Cash Compensation

Base Salary Compensation

        Base salary is established at appropriate levels to enable us to attract and retain the people necessary for our successful operation and growth. Base salary is reviewed annually and is examined to determine compatibility with the pay practices of companies in similar businesses of comparable size. Variable pay opportunity is established in keeping with the competitive environment. In March 2002, Dr. Ray's base salary was increased from $700,000 to $800,000 in recognition of his performance during the most recent fiscal year. Three of the four other highest paid executive officers also received increases in their respective salaries in March 2002 in recognition of their performance during fiscal 2001.

Incentive Compensation

        The Committee believes that a substantial portion of the total compensation should be related to our overall performance as well as the individual contribution of each executive officer. As a result, a significant amount of the total compensation is "at risk."

        Under our cash incentive plan, cash bonuses are paid to the President and CEO and each executive officer based on individual performance and our performance, with maximum cash incentive compensation ranging from 30% to 80% of base salary compensation. The maximum incentive compensation range is established based upon the individual's goals as well as consistency with maximum incentive compensation of similar businesses. A supplemental bonus is available to reward growth above plan in EPS or unit profitability.

        The cash incentive compensation set forth in the accompanying table for the President and CEO and the other four highest paid executive officers was dependent on the achievement of company and individual performance goals for the periods shown. The variation in cash incentive compensation from year to year and from individual to individual reflects the executive officer's relative achievement of his/her performance objectives, as well as whether our goals were achieved. In March 2002, Dr. Ray and each of three of the other four highest paid executive officers received a cash bonus because we met performance targets established by the Committee. Dr. Ray's bonus was $560,000 and was based primarily on our meeting established earnings per share and cash flow targets. Additionally, in 2000, in order to strengthen Dr. Ray's commitment to Titan and to provide an additional incentive to continue in its employ, we made a $500,000 loan, at a 6.49% annual interest rate, to Dr. Ray. Pursuant to the terms of the promissory note and loan agreement, the full amount of the loan plus interest of $32,450 was forgiven in 2001.

Equity Based Compensation

Stock Option Programs

        The purpose of our stock option program is to provide additional incentives to the executive officers to encourage their commitment to the maximization of stockholder value over the long term.

        Options are granted consistent with the responsibility and accountability of the recipient and the compensation philosophy previously expressed. Stock option grants afford a desirable long-term compensation method because they closely ally the interests of management with stockholder value. Options to acquire equity securities of subsidiaries are also granted to senior executives who contribute significantly to the value maximization of a subsidiary, as determined by the Committee.

        The option programs utilize a four-year vesting period to encourage senior executives to continue in our employ. These options are granted at current market value and all senior executives are eligible to receive grants. During 2001, Dr. Ray was awarded an option to purchase 300,000 shares of our common stock at $18.26 per share in recognition of his performance. Three of the other four highest paid executive officers were awarded stock options in 2001 as shown in the accompanying table.

        The Compensation, Stock Option and Pension Committee has evaluated the total compensation of the five highest paid executive officers in 2001 and has approved their compensation as reasonable and consistent with our compensation philosophy.

        Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public corporations for compensation over $1,000,000 paid for any fiscal year to the corporation's chief executive officer and four other most highly compensated executive officers as of the end of any fiscal year. However, performance-based compensation that has been approved by stockholders is excluded from the $1,000,000 limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals and the board committee that establishes such goals consists only of "outside directors" as defined for purposes of Section 162(m). All of the members of the Compensation, Stock Option and Pension Committee qualify as "outside directors."

        The Committee intends to maximize the extent of tax deductibility of executive compensation under the provisions of Section 162(m) so long as doing so is compatible with its determinations as to the most appropriate methods and approaches for the design and delivery of compensation to our executive officers.

Compensation, Stock Option and Pension Committee

Robert E. La Blanc, Chairman

Joseph F. Caligiuri

James Roth

April 1, 2002

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The Compensation Committee was comprised of Messrs. La Blanc, Caligiuri and Roth during 2001. No interlocking relationship existed between Mr. La Blanc, Mr. Caligiuri or Mr. Roth and any member of any other company's board of directors, board of trustees or compensation committee during that period.

        Each of Messrs. La Blanc and Roth has a consulting agreement with us pursuant to which he receives a consulting fee of $1,500 per day. During 2001 Mr. La Blanc was paid $1,500 and Mr. Roth was paid $1,600 under the terms of their respective agreements.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary of Cash and Certain Other Compensation

        The following table shows, for the fiscal years ended December 31, 2001, 2000 and 1999, the cash compensation paid by us and our subsidiaries, as well as certain other compensation paid or accrued for those years, to each of our most highly compensated executive officers in 2001 (the "Named Executive Officers") in all capacities in which they served.

EXECUTIVE COMPENSATION SUMMARY TABLE

		Annual Compensation		Long-Term Compensation
Name and Principal Position	Year	Salary($) (A)	Bonus($) (B)	Options/ SARs(#) Awards(C)	All Other Compensation ($) (D)
Gene W. Ray Chairman, President and Chief Executive Officer	2001 2000 1999	688,268 586,731 473,654	560,000 500,000 450,000	300,000 300,000 240,000	638,971 69,911 59,509
Eric M. DeMarco Executive Vice President and Chief Operating Officer	2001 2000 1999	438,734 348,918 257,092	260,000 300,000 225,000	120,000 120,000 70,000	49,335 39,965 40,541
*Mellon C. Baird Senior Vice President	2001 2000 1999	405,335 353,412 270,728	240,000 160,000 160,000	40,000 30,000 50,000	64,619 38,587 33,102
**Lawrence A. Oberkfell Senior Vice President	2001 2000 1999	397,588 357,201 40,985	240,000 260,000 30,000	-0- -0- 40,000	118,040 125,455 56,080	(E)
Nicholas J. Costanza Senior Vice President, General Counsel and Secretary	2001 2000 1999	302,391 275,657 79,900	165,000 210,000 80,000	90,000 90,000 40,000	9,395 26,845 3,995
***David P. Porreca Senior Vice President	2001 2000 1999	357,180 357,181 351,797	-0- 300,000 300,000	-0- -0- 45,000	48,124 46,483 43,084

  *
  Mr. Baird passed away on March 5, 2002.

  **
  Mr. Oberkfell resigned as an officer of Titan on December 17, 2001. He is also the President and Chief Executive Officer of SureBeam Corporation, a subsidiary of ours.

  ***
  Mr. Porreca retired effective April 1, 2002. He had been Senior Vice President of Titan since August 2000 and President and Chief Executive Officer of Cayenta, Inc., a subsidiary of ours, since January 1999.

  (A)
  Amounts shown include cash compensation earned and received by the executive officers as well as amounts earned but deferred at the election of those officers.

  (B)
  Amounts shown include bonus cash compensation earned by the executive officers for each fiscal year whether received in the fiscal year in which it was earned or in the subsequent fiscal year.

  (C)
  Amounts shown consist of option grants at fair market value under our 2000 Employee and Director Stock Option and Incentive Plan. Amounts shown do not include option grants to the

    Named Executive Officers under stock option plans adopted by certain subsidiaries of ours. The Named Executive Officers received the following option grants in subsidiaries in 2001, 2000 and 1999. Dr. Ray received 60,000 shares at $0.10 per share in AverCom Corporation and 100,000 shares at $0.50 per share in Titan Scan Technologies Corporation in 2001; 60,000 shares at $0.10 per share in LinCom Wireless, Inc. in 2000; and 200,000 shares at $0.70 per share in Titan Wireless, Inc. in 1999. Mr. DeMarco received 50,000 shares at $0.10 per share in AverCom Corporation and 90,000 shares at $0.50 per share in Titan Scan Technologies Corporation in 2001; 50,000 shares at $0.10 per share in LinCom Wireless, Inc. in 2000; 465,838 shares at $0.1438 per share in SureBeam Corporation and 100,000 shares at $0.70 per share in Titan Wireless, Inc. in 1999. Mr. Baird received 50,000 shares at $0.10 per share in AverCom Corporation in 2001; 50,000 shares at $0.10 per share in LinCom Wireless, Inc. and 30,000 shares at $5.74 per share in Titan Systems Corporation in 2000. Mr. Costanza received 25,000 shares at $0.10 per share in AverCom Corporation, 30,000 shares at $0.10 per share in LinCom Wireless, Inc. and 30,000 shares at $0.50 per share in Titan Scan Technologies Corporation in 2001; 30,000 shares at $0.36 per share in Cayenta, Inc., 279,503 shares at $0.1438 per share in SureBeam Corporation, 60,000 shares at $1.33 per share in Titan Systems Corporation and 40,000 shares at $0.70 per share in Titan Wireless, Inc. in 1999. Mr. Oberkfell received option grants of 1,863,354 shares at $0.1438 per share in SureBeam Corporation in 1999. Mr. Porreca received an option grant of 125,000 shares at $0.36 per share in Cayenta, Inc. in 1999.

  (D)
  Amounts shown consist of (i) our matching contribution to our 401(k) Retirement Plan; (ii) our matching contribution to our Supplemental Retirement Plan for Key Executives; (iii) our contribution to our Employee Stock Ownership Plan and (iv) interest earned in our Supplemental Retirement Plan for Key Executives that exceeded 120% of the applicable federal long-term rate with compounding (as prescribed under Section 1274(d) of the Internal Revenue Code); and (v) other compensation. Amounts shown for fiscal year 2001 for each Named Executive Officer consist of the following elements of compensation: Dr. Ray: (i) $8,500; (ii) $60,000; (iii) $0; (iv) $38,021; and (v) $532,450, consisting of $500,000 in loan forgiveness and $32,450 in interest forgiveness; Mr. DeMarco: (i) $8,500; (ii) $35,449; (iii) $0; and (iv) $5,386; Mr. Baird: (i) $8,500; (ii) $35,000; (iii) $0; (iv) $4,169; and (v) $16,950 interest on loan described on page 21 below; Mr. Oberkfell: (i) $8,500; (ii) $14,000; (iii) $0 (iv) $1,070; and (v) $94,470, consisting of $75,000 in loan forgiveness and $19,470 in interest forgiveness; Mr. Costanza: (i) $8,500; (ii) $0; (iii) $0; and (iv) $895; and Mr. Porreca: (i) $8,500; (ii) $34,998; (iii) $0; and (iv) $4,626.

  (E)
  All other compensation for Mr. Oberkfell in 1999 represents moving expenses.

Stock Options

        The following table contains information concerning the grant of stock options made during fiscal 2001 under our long-term incentive program to the Named Executive Officers:

OPTION GRANTS IN LAST FISCAL YEAR (A)

					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (F)
	Individual Grants
		% of Total Options Granted to Employees in Fiscal Year (C)
Name	Options Granted (B)		Exercise Price ($/Sh)(D)	Expiration Date (E)
					5% ($)	10% ($)
Gene W. Ray	300,000	31.48%	18.260	08/22/2011	3,445,084	8,730,521
Eric M. DeMarco	120,000	12.59%	18.260	08/22/2011	1,378,033	3,492,208
Mellon C. Baird*	40,000	4.20%	18.260	08/22/2011	459,344	1,164,069
Lawrence A. Oberkfell**	—	—	—	—	—	—
Nicholas J. Costanza	90,000	9.44%	18.260	08/22/2011	1,033,525	2,619,156
David P. Porreca***	—	—	—	—	—	—

  *
  Mr. Baird passed away on March 5, 2002.

  **
  Mr. Oberkfell resigned as an officer of Titan on December 17, 2001. He is also the President and Chief Executive Officer of SureBeam Corporation, a subsidiary of ours.

  ***
  Mr. Porreca retired effective April 1, 2002. He had been Senior Vice President of Titan since August 2000 and President and Chief Executive Officer of Cayenta, Inc., a subsidiary of ours, since January 1999.

  (A)
  No SARs were granted to any of the Named Executive Officers during the last fiscal year.

  (B)
  Options granted in 2001 became exercisable at a rate of 2.083% per month from the grant date with full vesting occurring on the fourth anniversary of the grant date.

  (C)
  In 2001, employees of ours received stock options covering a total of 953,000 shares.

  (D)
  The exercise price and tax withholding obligations related to exercise may be paid by delivery of already owned shares or by offset of the underlying shares, subject to certain conditions.

  (E)
  The options were granted for a term of 10 years, subject to earlier termination in certain events related to termination of employment.

  (F)
  Present value was calculated using an assumed annual compounded growth over the term of the option of 5% and 10%, respectively. Use of this model should not be viewed in any way as a forecast of the future performance of the company's stock, which will be determined by future events and unknown factors.

Option Exercises and Holdings

        The following table sets forth information with respect to the Named Executive Officers concerning the exercise of options during the last fiscal year and unexercised options held as of the end of the fiscal year.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR,
AND FY-END OPTION VALUE (A)

					Number of Unexercised Options at FY-End (#)			Value of Unexercised In-the-Money Options at FY-End ($)(C)
Name	Shares Acquired On Exercise (#)		Value Realized ($)(B)
					Exercisable		Unexercisable	Exercisable		Unexercisable
Gene W. Ray	510,972	(D)	6,105,708	(D)	325,911		642,501	3,081,581		2,424,698
Eric M. DeMarco	144,258		2,933,903		85,117	(E)	240,625	643,378	(E)	774,187
Mellon C. Baird*	29,820		449,461		133,767		90,000	1,983,721		465,562
Lawrence A. Oberkfell**	-0-		-0-		20,539		19,461	-0-		-0-
Nicholas J. Costanza	-0-		-0-		57,252	(F)	162,748	257,964	(F)	341,135
David P. Porreca***	-0-		-0-		23,437		21,563	307,019		287,342

*
Mr. Baird passed away on March 5, 2002.

**
Mr. Oberkfell resigned as an officer of Titan on December 17, 2001. He is also the President and Chief Executive Officer of SureBeam Corporation, a subsidiary of ours.

***
Mr. Porreca retired effective April 1, 2002. He had been a Senior Vice President of ours since August 2000 and President and Chief Executive Officer of Cayenta, Inc., a subsidiary of ours, since January 1999.

(A)
No SARs were owned or exercised by any of the Named Executive Officers during the last fiscal year.

(B)
Aggregate market value of underlying securities on date of exercise, minus the exercise or base price.

(C)
Aggregate market value of underlying securities at year-end, minus the exercise or base price.

(D)
Includes 307,774 shares with a value realized of $3,749,868 that were exercised by Ray Partnership, L.P, a Delaware limited partnership of which Dr. Ray and his wife are the sole general partners. The options were transferred by Dr. Ray to the Ray Partnership, L.P. on July 17, 2001.

(E)
Includes 22,900 options with an In-the-Money value of $369,075 held by DeMarco Family Limited Partnership, L.P., a Delaware limited partnership of which Mr. DeMarco and his wife are the sole general partners. Mr. DeMarco transferred the options to the DeMarco Family Limited Partnership on October 16, 2001.

(F)
Includes 10,900 options with an In-the-Money value of $114,450 held by Scuderia Costanza Investment Company, L.L.C., a Delaware limited liability company of which Mr. Costanza is the sole managing member. Mr. Costanza transferred the options to Scuderia Costanza Investment Company on October 16, 2001.

Deferred Compensation Plan

        Titan maintains a non-qualified executive deferred compensation plan for certain officers and key employees. Under the plan, a select group of management and highly compensated employees of Titan are allowed to defer on a pre-tax basis a portion of their annual base salaries and bonuses. The deferrals reduce a participant's current taxable income and allow the participant to accumulate savings on a pre-tax basis. In addition, Titan, in its sole discretion, may make annual discretionary contributions, matching contributions and profit sharing contributions to the plan. The deferrals (and company contributions, if applicable) are invested across several investment options associated with the plan, and the accounts of the participants are credited with the investment gains or losses on a tax-deferred basis. Participants do not have the right to direct the investment of their accounts. Participant deferrals are at all times 100% vested. The vesting schedules for Titan discretionary contributions and our profit sharing contributions, if any, are at our sole discretion and may vary across participants. The vesting schedule for Titan matching contributions, if any, is based on years of service, with 100% vesting after five or more years of service. Distributions from the plan are paid as a lump sum or in installments upon a participant's retirement, death, disability, termination of employment, or during employment provided that at least three years have passed from the end of the year in which the participant's deferral occurred.

Agreements with Executive Officers and Directors

        In addition to the other compensation arrangements described elsewhere in this proxy statement, we have entered into agreements with Dr. Ray, Mr. DeMarco and Mr. Costanza (each hereinafter referred to as the "Executive") to reinforce and encourage their continued dedication without distraction arising from the possibility of a change in control of Titan. The terms of the agreements provide that, in the event of a Change in Control (as defined), and the termination of the Executive's employment at any time during the three-year period thereafter by us other than for cause (as defined) or by the Executive for good reason, the Executive will be paid a lump sum amount equal to three times his base salary plus maximum annual bonus. Additionally, the Executive will receive a prorated bonus for the year of termination and continuation of medical and dental benefits covering the Executive and his dependents for three years following the termination.

        Under the agreements, Change in Control is deemed to have occurred in the event of (i) the acquisition by any person, together with its affiliates, of beneficial ownership of our voting securities possessing 20% or more of the combined voting power of our outstanding voting securities, (ii) the majority of the members of the board being comprised of individuals other than those who were members at the time of execution of the agreements, unless the new members elected were approved or nominated by a majority of the members of the then-incumbent board or (iii) the consummation of a merger, reorganization, consolidation or sale or other disposition of all or substantially all of our assets, subject to certain exceptions.

        In March 2002, we entered into a retirement agreement and a consulting agreement effective as of April 1, 2002 with Mr. Porreca in connection with his retirement as an officer of Titan. Under those agreements, Mr. Porreca agreed, among other things, to consult with us in the transfer of responsibilities and not to compete with us or our affiliates or to solicit any of our or our affiliate's employees for three years. In consideration therefor, Mr. Porreca will receive $9,725 per month in consulting fees and a continuation of health benefits for him and his spouse until the earlier of December 31, 2006 or the receipt of comparable benefits from another employer.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        In July, 2000, we made a loan to Mr. Baird in the amount of $91,397, accruing interest at a rate of 7% annually, pursuant to a promissory note and loan agreement. The principal amount of the loan was to be repaid upon the sale by Mr. Baird of a sufficient number of shares of our common stock equal to the principal amount of the note prior to April 15, 2001. In April 2001, we loaned Mr. Baird an additional $477,451. The full amount of the loan was repaid in accordance with the terms of the promissory note and loan agreement in August 2001.

        Additionally, in connection with the hiring and related relocation of Mr. Oberkfell as Senior Vice President and as President and Chief Executive Officer of SureBeam Corporation, SureBeam made a loan to Mr. Oberkfell in the amount of $375,000, accruing interest at a rate of 6.49% annually, pursuant to a promissory note and loan agreement. SureBeam will forgive this loan over a five year period unless Mr. Oberkfell voluntarily terminates his employment with SureBeam or if SureBeam terminates him for cause.

        In 2000, in order to strengthen Dr. Ray's commitment to Titan and to provide an additional incentive to continue in its employ, we made a $500,000 loan, at a 6.49% annual interest rate, to Dr. Ray. Pursuant to the terms of the promissory note and loan agreement, the full amount of the loan plus interest of $32,450 was forgiven in 2001.

        In March 2002, our Board of Directors adopted a stock option relinquishment program, the primary purpose of which is to align the interests of our directors and senior executives more closely with our stockholders' interests by allowing directors and senior executives to participate in the appreciation in our equity value:

  •
  without requiring our directors and executive officers to trade shares of our common stock obtained through the exercise of options on the open market; and

  •
  without the dilutive and potentially stock-price depressive effects associated with the exercise and subsequent sale of stock option shares.

        The program also assists our directors and executive officers with their individual financial planning. Under the program, a participant can relinquish eligible, in-the-money stock options in exchange for a loan, the principal amount of which is 150% of the difference between the aggregate exercise price of the options and the product of (i) the number of shares issuable upon exercise of the options and (ii) a 20 day trailing average of the daily high and low sales price of our common stock prior to relinquishment. The loans will bear interest at a rate equal to the applicable federal rate as published by the Internal Revenue Service for the month in which the loan is made. The loans are contingent upon the participant's, within 90 days, utilizing a portion of the loan proceeds to purchase a life insurance policy with a death benefit sufficient to repay the loan and accrued interest thereon upon maturity. The deadline for notice from directors and executive officers of their intent to participate in the current program was March 29, 2002.

        If, subsequent to the individual's notice to participate and within 90 days after receiving the loan proceeds, the individual elects not to participate in the program or no life insurance policy is obtained, the loans are repaid with accrued interest thereon and the options are returned to the individual. The loans mature on the death of the second to die of the participant and his/her spouse. Under the program, to date the following conditional transactions have occurred, each still within the 90 day contingency period:

  •
  Dr. Ray, Chairman of the Board, President and Chief Executive Officer: 222,380 options conditionally relinquished, $3,985,725 principal amount of loan, 5.48% interest per annum;

  •
  Mr. Costanza, Senior Vice President, General Counsel and Secretary: 40,000 options conditionally relinquished, $614,400 principal amount of loans, 5.48% interest per annum;

  •
  Mr. Fink, director: 15,000 options conditionally relinquished, $336,337.50 principal amount of loan, 5.48% interest per annum;

  •
  Mr. Hanisee, director: 10,000 options conditionally relinquished, $220,184 principal amount of loan, 5.48% interest per annum; and

  •
  Mr. Alexander, director: 19,972 options conditionally relinquished, $499,999 principal amount of loan, 5.48% interest per annum.

        Mr. Alexander was Chairman and Chief Executive Officer of AverStar, Inc. prior to its acquisition by us on June 26, 2000. Pursuant to an agreement dated September 30, 1999, between Mr. Alexander and AverStar, Inc., Mr. Alexander has an outstanding promissory note payable to AverStar, Inc. in the amount of $100,000 secured by a mortgage on real property. Interest accrues on the unpaid principal balance at the aggregate of the three month LIBOR plus 2.75% with the principal balance due on August 31, 2002.

Mr. Alexander also has a consulting agreement with us and served as acting president of our MailSafe Division until February 2002. Pursuant to the terms of the consulting agreement, Mr. Alexander receives a consulting fee of $1,500 per day and was paid $61,500 in the first quarter of 2002 for services rendered in 2001.

        Susan Golding, a member of our Board of Directors, has a consulting agreement with us and served as Director of Homeland Security for us from November 2001 through February 2002. Pursuant to the terms of the consulting agreement, Ms. Golding receives a consulting fee of $1,500 per day and was paid $51,000 in the first quarter of 2002 for services rendered in 2001.

        Robert E. La Blanc, a member of our Board of Directors, has a consulting agreement with us pursuant to which he receives a consulting fee of $1,500 per day. During 2001 he was paid $1,500 under the terms of this agreement.

        James Roth, a member of our Board of Directors, has a consulting agreement with us pursuant to which he receives a consulting fee of $1,500 per day. During 2001 he was paid $1,600 under the terms of this agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Performance Graph

COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN
Among The Titan Corporation,
New York Stock Exchange Market Index and Industry Group Index

(1)
The above graph compares the performance of Titan with that of the New York Stock Exchange Market Index and the MG Industry Group 171—Electronics Equipment Manufacturers Index, which is a published industry group index.

(2)
The comparison of total return on investment (change in year-end stock price plus reinvested dividends) for each of the periods assumed that $100 was invested on December 31, 1996, in each of The Titan Corporation, the New York Stock Exchange Market Index and the MG Industry Group 171—Electronics Equipment Manufacturers Index with investment weighted on the basis of market capitalization. Our stock price was $20.25 per share on December 31, 2001.

PROPOSAL 2

APPROVAL OF THE 2002 EMPLOYEE STOCK PURCHASE PLAN

        In March 2002, the Board of Directors adopted our 2002 Employee Stock Purchase Plan, subject to stockholder approval. There are 2,500,000 shares of common stock reserved for issuance under the 2002 Employee Stock Purchase Plan.

        The Board of Directors has approved and is proposing for stockholder approval the Employee Stock Purchase Plan. The purpose of the Employee Stock Purchase Plan is to enable eligible employees and officers of Titan or any of our subsidiaries, through payroll deductions, to purchase shares of our common stock and thus to encourage stock ownership by employees and officers and to encourage the continued employment of employees and officers.

2002 Employee Stock Purchase Plan

        A description of the provisions of the 2002 Employee Stock Purchase Plan is set forth below. This summary is qualified in its entirety by the detailed provisions of the 2002 Employee Stock Purchase Plan, a copy of which is attached as Appendix A to this Proxy Statement.

        Under the 2002 Employee Stock Purchase Plan, 2,500,000 shares of common stock are available for purchase by eligible employees of Titan or any of our subsidiaries. The 2002 Employee Stock Purchase Plan permits eligible employees to elect to have a portion of their pay deducted by us to purchase shares of our common stock. In the event there is any increase or decrease in common stock without receipt of consideration by us (for instance, by a recapitalization or stock split), there may be a proportionate adjustment to the number and kinds of shares that may be purchased under the 2002 Employee Stock Purchase Plan. Generally, payroll deductions will be accumulated during two periods: the first beginning on the first day of the first payroll period commencing in January of each year and ending on the last day of the last payroll period ending in June of the year, the second beginning on the first day of the first payroll period commencing in July of each year and ending on the last day of the last payroll period ending in December of the year. These periods are each known as an offering period. The first offering period is expected to begin in July of 2002.

        The 2002 Employee Stock Purchase Plan will be administered by the Compensation, Stock Option and Pension Committee. The Compensation, Stock Option and Pension Committee has the authority to interpret the 2002 Employee Stock Purchase Plan, to prescribe, amend and rescind rules relating to it, and to make all other determinations necessary or advisable in administering the 2002 Employee Stock Purchase Plan. All of the committee's determinations will be final and binding.

        Any employee of Titan or any of our subsidiaries may participate in the 2002 Employee Stock Purchase Plan, except the following, who are ineligible to participate:

  •
  an employee who has been employed by Titan or a subsidiary for less than one month as of the beginning of an offering period;

  •
  an employee whose customary employment is for less than five months in any calendar year;

  •
  an employee whose customary employment is 20 hours or less per week; and

  •
  an employee who, after exercising his or her rights to purchase stock under the 2002 Employee Stock Purchase Plan, would own stock (including stock that may be acquired under any outstanding options) representing 5% or more of the total combined voting power of all classes of stock of Titan. An employee must be employed on the last day of the offering period in order to acquire stock under the 2002 Employee Stock Purchase Plan.

        An eligible employee may become a participant in the 2002 Employee Stock Purchase Plan by completing an election to participate in the 2002 Employee Stock Purchase Plan authorizing us to have deductions made from pay on each pay day following enrollment in the 2002 Employee Stock Purchase Plan. The deductions will be credited to the employee's account under the 2002 Employee Stock Purchase Plan. An employee may not during any offering period change his or her percentage of payroll deduction for that offering period, nor may an employee withdraw any contributed funds other than by terminating participation in the 2002 Employee Stock Purchase Plan (as described below). A participating employee may terminate payroll deductions at any time.

        Rights to purchase shares of common stock will be deemed granted to participating employees as of the first trading day of each offering period. The purchase price for each share (the "Purchase Price") will be set by the Committee. The Purchase Price for an offering period may not be less than 85% of the fair market value of the common stock on the first or last trading day of such offering period, whichever is lower.

        No employee may purchase common stock in any calendar year under the 2002 Employee Stock Purchase Plan and all other "employee stock purchase plans" of Titan and any parent or subsidiary having an aggregate fair market value in excess of $25,000, determined as of the first trading date of the offering period.

        On the last trading day of the offering period, a participating employee will be credited with the number of whole shares of common stock purchased under the 2002 Employee Stock Purchase Plan for such period. Common stock purchased under the 2002 Employee Stock Purchase Plan will be held in the custody of an agent designated by us. The agent may hold the common stock purchased under the 2002 Employee Stock Purchase Plan in stock certificates in nominee names and may commingle shares held in its custody in a single account or stock certificate, without identification as to individual employees. An employee may, however, instruct the agent to have all or part of such shares reissued in the employee's own name and have the stock certificate delivered to the employee.

        The participation by an employee in the 2002 Employee Stock Purchase Plan will be terminated if:

  •
  the employee elects to terminate participation by delivering a written notice to that effect to us;

  •
  the employee ceases to be employed by us or a participating affiliate;

  •
  the Board elects to terminate the 2002 Employee Stock Purchase Plan; or

  •
  the employee ceases to be eligible to participate in the 2002 Employee Stock Purchase Plan.

Upon termination of participation, the employee will be refunded all monies in his or her account.

        No participating employee may assign his or her rights to purchase shares of common stock under the 2002 Employee Stock Purchase Plan, whether voluntarily, by operation of law or otherwise.

        The Board of Directors may, at any time, amend the 2002 Employee Stock Purchase Plan in any respect; provided, however, that without approval of our stockholders no amendment shall be made:

  •
  increasing the number of shares that may be made available for purchase under the 2002 Employee Stock Purchase Plan;

  •
  changing the eligibility requirements for participating in the 2002 Employee Stock Purchase Plan; or

  •
  impairing the vested rights of participating employees.

        The Compensation, Stock Option and Pension Committee may terminate the 2002 Employee Stock Purchase Plan at any time and for any reason or for no reason, provided that such termination shall not impair any rights of participants that have vested at the time of termination. In any event, the 2002

Employee Stock Purchase Plan shall, without further action of the Board of Directors, terminate at the earlier of:

  •
  ten years after adoption of the 2002 Employee Stock Purchase Plan by the Board of Directors; and

  •
  such time as all shares of common stock that may be made available for purchase under the 2002 Employee Stock Purchase Plan have been issued.

Federal Income Tax Consequences of the 2002 Employee Stock Purchase Plan

        If a participant acquires stock under the 2002 Employee Stock Purchase Plan, no income will result to such participant, and we will be allowed no deduction as a result of such purchase, if certain conditions are met. The principal condition which must be satisfied is that the participant does not dispose of the stock within two years after the first day of the applicable offering period. If the employee disposes of the stock acquired pursuant to the 2002 Employee Stock Purchase Plan after the statutory holding period has expired, gain on the sale is capital gain except to the extent of ordinary (compensation) income determined as described below. If the employee disposes of the stock before the expiration of the statutory holding period, the employee must recognize as ordinary compensation income the difference between the stock's fair market value on the last day of the applicable offering period and the purchase price.

        An employee disposing of stock after expiration of the statutory holding period (or who dies) must include in ordinary (compensation) income at the time of sale or other taxable disposition of the stock acquired under the 2002 Employee Stock Purchase Plan, or upon the employee's death while still holding the stock, the lesser of:

  •
  the Purchase Price discount from the fair market value of the stock at the beginning of the offering period; or

  •
  the amount, if any, by which the stock's fair market value at the time of such disposition or death exceeds the purchase price paid.

        The foregoing is only a summary of the terms and conditions of the form of 2002 Employee Stock Purchase Plan. The summary is subject to and qualified in its entirety by reference to the complete text of the form of 2002 Employee Stock Purchase Plan, a copy of which is attached hereto as Appendix A.

  Vote Required

        The affirmative vote of the holders of a majority of the voting power of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the 2002 Employee Stock Purchase Plan. As a result, abstentions will have the same effect as negative votes. Broker non-votes will have no effect on the vote for this Proposal. Unless otherwise indicated, properly executed proxies will be voted in favor of Proposal 2 to approve the 2002 Employee Stock Purchase Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR"
THE ADOPTION OF THE 2002 EMPLOYEE STOCK PURCHASE PLAN

PROPOSAL 3

APPROVAL OF THE 2002 EMPLOYEE AND DIRECTOR STOCK OPTION AND INCENTIVE PLAN

        In April 2002, the Board of Directors adopted Titan's 2002 Employee and Director Stock Option and Incentive Plan (the "2002 Incentive Plan"), subject to stockholder approval. There are 5,500,000 shares of common stock reserved for issuance under the 2002 Incentive Plan. As of April 4, 2002, we have only an aggregate of 1,310,459 shares available for future grant under our other existing stock option plans.

        We are asking our stockholders to approve our 2002 Incentive Plan as we believe that approval of the plan is essential to our continued success. The primary purpose of the 2002 Incentive Plan is to attract and to encourage the continued employment and service of, and maximum efforts by, officers, key employees and other key individuals by offering those persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of Titan. The Board of Directors believes that in a business that is heavily human-capital intensive such as ours options are an important factor in hiring and retaining talented personnel. In addition, from December 1999 to December 2001, our workforce grew from 5,125 to 9,650, and the Board of Directors desires to increase the number of employees receiving options over time. In the judgment of the Board of Directors, grants under the 2002 Incentive Plan will be a valuable incentive and will serve to the ultimate benefit of stockholders by aligning more closely the interests of 2002 Incentive Plan participants with those of the stockholders. Finally, in recommending the approval of the 2002 Incentive Plan, the Board of Directors noted that our option overhang is relatively low. Assuming approval of the 2002 Incentive Plan and the issuance of all options thereunder and under all current plans, shares issuable upon the exercise of options would represent only approximately 13.4% of our outstanding shares of common stock on a fully-diluted basis. Because participation and the types of awards under the 2002 Incentive Plan are subject to the discretion of the Compensation, Stock Option and Pension Committee, the benefits or amounts that will be received by any participant or groups of participants if the 2002 Incentive Plan is approved are not currently determinable.

Description of the Plan

        A description of the provisions of the 2002 Incentive Plan is set forth below. This summary is qualified in its entirety by the detailed provisions of the 2002 Incentive Plan, a copy of which is attached as Appendix B to this Proxy Statement.

        Administration.    The 2002 Incentive Plan is administered by the Compensation, Stock Option and Pension Committee. Subject to the terms of the plan, the Compensation, Stock Option and Pension Committee may select participants to receive awards, determine the types of awards and terms and conditions of awards, and interpret provisions of the plan. The term of each stock option is fixed by the Compensation, Stock Option and Pension Committee and may not exceed 10 years from the date of grant. The Compensation, Stock Option and Pension Committee determines at what time or times each option may be exercised and the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments. The exercisability of options may be accelerated by the Compensation, Stock Option and Pension Committee. The Board of Directors may terminate or amend the plan at any time and for any reason. However, amendments will be submitted for stockholder approval to the extent required by the Internal Revenue Code or other applicable laws.

        Common Stock Reserved for Issuance under the Plan.    The common stock issued or to be issued under the 2002 Incentive Plan consists of authorized but unissued shares and treasury shares. If any shares covered by an award are not purchased or are forfeited, or if an award otherwise terminates without delivery of any common stock, then the number of shares of common stock counted against the aggregate number of shares available under the plan with respect to the award will, to the extent of any such forfeiture or termination, again be available for making awards under the 2002 Incentive Plan.

        Eligibility.    Awards may be made under the 2002 Incentive Plan to: (i) any employee of, or a service provider to, Titan or any affiliate, including any such employee who is an officer or director of ours or of any affiliate, as the Board shall determine and designate from time to time, and (ii) any other individual whose participation in the Plan is determined to be in the best interests of Titan by the Board.

        Options.    The 2002 Incentive Plan permits the granting of options to purchase shares of common stock intended to qualify as incentive stock options under the Internal Revenue Code and stock options that do not qualify as incentive stock options. The exercise price of each stock option may not be less than 100% of the fair market value of our common stock on the date of grant. In the case of certain 10% stockholders who receive incentive stock options, the exercise price may not be less than 110% of the fair market value of our common stock on the date of grant. An exception to these requirements is made for options that Titan grants in substitution for options held by employees of companies that Titan acquires. In such a case the exercise price is adjusted to preserve the economic value of the employee's stock option from his or her former employer.

        Other Awards.    The Compensation, Stock Option and Pension Committee may also award:

  •
  restricted stock, which is shares of common stock subject to restrictions;

  •
  deferred stock, credited as deferred stock units, but ultimately payable in the form of unrestricted shares of common stock in accordance with the participant's deferral election;

  •
  restricted stock units, which are common stock units subject to restrictions;

  •
  unrestricted stock, which are shares of common stock at no cost or for a purchase price determined by the Compensation, Stock Option and Pension Committee which are free from any restrictions under the 2002 Incentive Plan. Unrestricted shares of common stock may be issued to participants in recognition of past services or other valid consideration, and may be issued in lieu of cash compensation to be paid to participants;

  •
  dividend equivalent rights entitling the recipient to receive credits for dividends that would be paid if the recipient had held a specified number of shares of common stock;

  •
  stock appreciation rights, which are rights to receive a number of shares or, in the discretion of the Compensation, Stock Option and Pension Committee, an amount in cash or a combination of shares and cash, based on the increase in the fair market value of the shares underlying the right during a stated period specified by the Compensation, Stock Option and Pension Committee;

  •
  performance stock, which is a right to receive a number of shares, subject to the attainment of specified performance goals; and

  •
  performance and annual incentive awards, which are conditional rights to receive cash, stock, or other award at the end of a specified performance period or specified fiscal year, respectively, as determined by the compensation committee.

        Aggregate grants of stock appreciation rights, restricted stock, restricted stock units, deferred stock, unrestricted stock, performance stock, dividend equivalent rights, performance awards, and annual incentive awards may not exceed 20% of the total amount of shares eligible for grant under the plan at the time of the plan's creation (i.e., 1,100,000 shares), subject to adjustments for stock dividends, stock splits and other similar events.

        The right of a grantee to exercise or receive a grant or settlement of any award, and the timing thereof, may be subject to such performance conditions as may be specified by the Board. The compensation committee may grant multi-year and annual incentive awards subject to achievement of specified goals tied to business criteria (described below). The compensation committee may specify the amount of the incentive award as a percentage of these business criteria, a percentage in excess of a threshold amount or as another amount which need not bear a strictly mathematical relationship to these business criteria. The compensation committee may modify, amend or adjust the terms of each award and performance goal. Awards to individuals who are covered under Section 162(m) of the Internal Revenue Code, or who the compensation committee designates as likely to be covered in the future, will comply with the requirement that payments to such employees qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code to the extent that the compensation committee so designates. Such employees include the chief executive officer and the four highest compensated executive officers (other than the chief executive officer) determined at the end of each year (the "covered employees").

        Effect of Certain Corporate Transactions.    Certain change of control transactions involving Titan, such as a sale of the company, may cause awards granted under the 2002 Incentive Plan to vest, unless the awards are continued or substituted for in connection with the change of control transaction.

        Adjustments for Stock Dividends and Similar Events.    The Compensation, Stock Option and Pension Committee will make appropriate adjustments in outstanding awards and the number of shares available for issuance under the 2002 Incentive Plan, including the individual limitations on awards, to reflect common stock dividends, stock splits and other similar events.

        Section 162(m) of the Internal Revenue Code.    Section 162(m) of the Internal Revenue Code limits publicly-held companies such as Titan to an annual deduction for federal income tax purposes of $1,000,000 for compensation paid to their covered employees (as defined above). However, performance-based compensation is excluded from this limitation. The 2002 Incentive Plan is designed to permit the Compensation, Stock Option and Pension Committee to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m). To qualify as performance-based:

  •
  the compensation must be paid solely on account of the attainment of one or more pre-established, objective performance goals;

  •
  the performance goal under which compensation is paid must be established by a Compensation, Stock Option and Pension Committee comprised solely of two or more directors who qualify as outside directors for purposes of the exception;

  •
  the material terms under which the compensation is to be paid must be disclosed to and subsequently approved by stockholders of the corporation before payment is made in a separate vote; and

  •
  the Compensation, Stock Option and Pension Committee must certify in writing before payment of the compensation that the performance goals and any other material terms were in fact satisfied.

        In the case of compensation attributable to stock options, the performance goal requirement (summarized above) is deemed satisfied, and the certification requirement (summarized above) is inapplicable, if the grant or award is made by the Compensation, Stock Option and Pension Committee: the plan under which the option is granted states the maximum number of shares with respect to which options may be granted during a specified period to an employee; and under the terms of the option, the amount of compensation is based solely on an increase in the value of the stock after the date of grant.

        One or more of the following business criteria, on a consolidated basis, and/or with respect to specified subsidiaries or business units (except with respect to the total stockholder return and earnings per share criteria), are used exclusively by the Compensation, Stock Option and Pension Committee in establishing performance goals:

  •
  total stockholder return;

  •
  such total stockholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor's 500 Stock Index;

  •
  net income;

  •
  pretax earnings;

  •
  earnings before interest expense, taxes, depreciation and amortization;

  •
  pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items;

  •
  operating margin;

  •
  earnings per share;

  •
  return on equity;

  •
  return on capital;

  •
  return on investment;

  •
  operating earnings;

  •
  working capital; and

  •
  ratio of debt to stockholders' equity.

        Under the Internal Revenue Code, a director is an "outside director" if he or she is not a current employee of the corporation; is not a former employee who receives compensation for prior services (other than under a qualified retirement plan); has not been an officer of the corporation; and does not receive, directly or indirectly (including amounts paid to an entity that employs the director or in which the director has at least a five percent ownership interest), remuneration from the corporation in any capacity other than as a director. The maximum number of shares subject to options that can be awarded under the 2002 Incentive Plan to any person is 300,000 per year. The maximum number of shares that can be awarded under the 2002 Incentive Plan to any person, other than pursuant to an option, is 300,000 per year. The maximum amount that may be earned as an annual incentive award or other cash award in any fiscal year by any one person is $1,000,000 and the maximum amount that may be earned as a performance award or other cash award in respect of a performance period by any one person is $3,000,000.

Federal Income Tax Consequences of the 2002 Incentive Plan

        Incentive Stock Options.    The grant of an option will not be a taxable event for the grantee or for us. A grantee will not recognize taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of our common stock received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the grantee holds the shares for at least two years after the date of grant and for one year after the date of exercise (the "holding period requirement"). We will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option, except as discussed below. For the exercise of an option to qualify for the foregoing tax treatment, the grantee generally must be our employee or an employee of one of our subsidiaries from the date the option is granted through a date within three months before the date of exercise of the option. In the case of a grantee who is disabled, the three-month period for exercise following termination of employment is extended to one year. In the case of a grantee who dies, both the time for exercising incentive stock options after termination of employment and the holding period for stock received through the exercise of the option are waived. If all of the foregoing requirements are met except the holding period requirement mentioned above, the grantee will recognize ordinary income upon the disposition of the common stock in an amount generally equal to the excess of the fair market value of the common stock at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. We will be allowed a business expense deduction to the extent the grantee recognizes ordinary income, subject to our compliance with Section 162(m) of the Internal Revenue Code and to certain reporting requirements.

        Non-Qualified Options.    The grant of an option will not be a taxable event for the grantee or us. Upon exercising a non-qualified option, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified option, the grantee will have taxable gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised). If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

        A grantee who has transferred a non-qualified stock option to a family member by gift will realize taxable income at the time the non-qualified stock option is exercised by the family member. The grantee will be subject to withholding of income and employment taxes at that time. The family member's tax basis in the shares of common stock will be the fair market value of the shares of common stock on the date the option is exercised. The transfer of vested non-qualified stock options will be treated as a completed gift for gift and estate tax purposes. Once the gift is completed, neither the transferred options nor the shares acquired on exercise of the transferred options will be includable in the grantee's estate for estate tax purposes.

        Restricted Stock.    A grantee who is awarded restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the shares of common stock are subject to restrictions (that is, the restricted stock is nontransferable and subject to a substantial risk of forfeiture). However, the grantee may elect under Section 83(b) of the Internal Revenue Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the common stock on the date of the award, determined without regard to the restrictions. If the grantee does not make such a Section 83(b) election, the fair market value of the common stock on the date the restrictions lapse will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse. If we comply with the applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the grantee in the year the grantee is taxed on the income.

        Deferred Common Stock.    There are no immediate tax consequences of receiving an award of deferred common stock under the 2002 Incentive Plan. A grantee who is awarded deferred common stock will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such grantee at the distribution date(s) under the deferral election, reduced by the amount, if any, paid for such shares. If we comply with the applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the grantee in the year the grantee is taxed on the income.

        Restricted Stock Units.    There are no immediate tax consequences of receiving an award of restricted common stock units under the 2002 Incentive Plan. A grantee who is awarded restricted common stock units will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such grantee at the end of the restriction period or, if later, the payment date. If we comply with the applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the grantee in the year the grantee is taxed on the income.

        Unrestricted Common Stock.    Participants who are awarded unrestricted common stock will be required to recognize ordinary income in an amount equal to the fair market value of the shares on the date of the award, reduced by the amount, if any, paid for such shares. If we comply with the applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the grantee in the year the grantee is taxed on the income.

        Dividend Equivalent Rights.    Participants who receive dividend equivalent rights will be required to recognize ordinary income in an amount equal to the amount distributed to the grantee pursuant to the award. If we comply with the applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the grantee in the year the grantee is taxed on the income.

        Stock Appreciation Rights.    There are no immediate tax consequences of receiving an award of stock appreciation rights under the 2002 Incentive Plan. Upon exercising a stock appreciation right, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

        Performance Stock Awards.    There are no immediate tax consequences of receiving an award of performance shares under the 2002 Incentive Plan. A grantee who is awarded performance shares will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such grantee pursuant to the award, reduced by the amount, if any, paid for such shares. If we comply with the applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the grantee in the year the grantee is taxed on the income. Upon a grantee's disposition of performance shares, any gain realized in excess of the amount reported as ordinary income will be reportable by the grantee as a capital gain, and any loss will be reportable as a capital loss. Capital gain or loss will be long-term if the grantee has held the shares for at least one year. Otherwise, the capital gain or loss will be short-term.

        Performance and Annual Incentive Awards.    The award of a performance or annual incentive award will have no federal income tax consequences for us or for the grantee. The payment of the award is taxable to a grantee as ordinary income. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

  Vote Required

        The affirmative vote of the holders of a majority of the voting power of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the 2002 Incentive Plan. As a result, abstentions will have the same effect as negative votes. Broker non-votes will have no effect on the vote for this Proposal. Unless otherwise indicated, properly executed proxies will be voted in favor of Proposal 3 to approve the 2002 Incentive Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR"
THE ADOPTION OF THE 2002 EMPLOYEE AND DIRECTOR STOCK OPTION AND INCENTIVE PLAN

PROPOSAL 4

RATIFICATION OF SELECTION OF AUDITORS

        The Board is seeking stockholder ratification of its selection of KPMG LLP to serve as our auditors for the fiscal year ending December 31, 2002. Arthur Andersen LLP served as our auditors for 2001. We expect representatives of KPMG LLP to attend the meeting and have the opportunity to make any statement they may desire. These representatives will be available to respond to appropriate questions from stockholders.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE "FOR" PROPOSAL 4

        During fiscal year 2001, we retained our principal auditor, Arthur Andersen LLP, to provide services in the following categories and amounts:

Audit fees	$1,329,000
Financial information systems design and implementation fees	$-0-
All other fees	$2,951,800

CHANGES IN ACCOUNTANTS

        KPMG LLP has advised us that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in us or our subsidiaries. We also have not consulted with KPMG LLP during the last two years or subsequent interim periods on either the application of accounting principles to a specified transaction either completed or proposed or the type of audit opinion KPMG LLP might issue on our financial statements.

        In connection with the audits of Arthur Andersen LLP for the two most recent fiscal years, (1) there were no disagreements with Arthur Andersen LLP on any matter of accounting principle or practice, financial statement disclosure, auditing scope or procedure, whereby such disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference thereto in their report on the financial statements for such years; and (2) there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

        The reports of Arthur Andersen LLP on our financial statements for the past two years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

        We requested that Arthur Andersen LLP furnish a letter addressed to the SEC stating whether or not Arthur Andersen LLP agreed with certain of the above statements. A copy of such letter has been filed with a Form 8-K filed with the Commission on or about April 15, 2002.

SECTION 16(A) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than ten percent of our common stock and cumulative convertible preferred stock, to file with the Securities and Exchange Commission and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of that common stock and cumulative convertible preferred stock.

        To our knowledge, based solely upon our review of copies of reports provided to us by those individuals and written representations of those individuals that no other reports were required with respect to the year ended December 31, 2001, we believe that our directors, executive officers, and greater than ten percent beneficial owners have met all of their Section 16(a) requirements during 2001.

OTHER BUSINESS

        The Board of Directors knows of no other business to be presented for action at the meeting. If any matters do come before the meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the meeting. The submission of a proposal does not guarantee its inclusion in our proxy statement or presentation at the meeting unless certain securities law requirements are met.

MULTIPLE SHAREHOLDERS SHARING THE SAME ADDRESS

        We are sending only one annual report and proxy statement to stockholders that share a single address unless we received contrary instructions from any shareholder at that address. This practice, known as "householding," is designed to reduce our printing and postage costs. However, if any shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, they may write to our Corporate Secretary at: The Titan Corporation, 3033 Science Park Road, San Diego, CA 92121. If you are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting our Corporate Secretary in the same manner.

2003 ANNUAL MEETING OF STOCKHOLDERS

        We expect that the 2003 Annual Meeting of Stockholders will be held in May 2003, but the exact date, time, and location of such meeting have yet to be determined. A stockholder who intends to present a proposal at that annual meeting must submit the proposal in writing to us at our principal offices in San Diego, California, and we must receive the proposal no later than December 9, 2002, in order for the proposal to be considered for inclusion in our proxy statement for that meeting. The submission of a proposal does not guarantee its inclusion in our proxy statement or presentation at the meeting.

FINANCIAL STATEMENTS

        The Titan Corporation's 2001 Annual Report to Stockholders and Annual Report on Form 10-K as filed with the Securities and Exchange Commission accompany this proxy statement.

APPENDIX A

THE TITAN CORPORATION
2002 EMPLOYEE STOCK PURCHASE PLAN

i

THE TITAN CORPORATION
2002 EMPLOYEE STOCK PURCHASE PLAN

        The Board of Directors of The Titan Corporation (the "Company") has adopted this 2002 Employee Stock Purchase Plan (the "Plan") to enable eligible employees of the Company and its participating Affiliates (as defined below), through payroll deductions, to purchase shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock"). The Plan is for the benefit of the employees of The Titan Corporation and any participating Affiliates. The Plan is intended to benefit the Company by increasing the employees' interest in the Company's growth and success and encouraging employees to remain in the employ of the Company or its participating Affiliates. The provisions of the Plan are set forth below:

        1.    SHARES SUBJECT TO THE PLAN.

        Subject to adjustment as provided in Section 22 below, the aggregate number of shares of Common Stock that may be made available for purchase by participating employees under the Plan is two million five hundred thousand (2,500,000). The shares issuable under the Plan may, in the discretion of the Board of Directors of the Company (the "Board"), be either authorized but unissued shares or treasury shares.

        2.    ADMINISTRATION.

        The Plan shall be administered under the direction of the Compensation Committee of the Board (the "Committee"). No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan.

        3.    INTERPRETATION.

        It is intended that the Plan will meet the requirements for an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986 (the "Code"), and it is to be so applied and interpreted. Subject to the express provisions of the Plan, the Committee shall have authority to interpret the Plan, to prescribe, amend and rescind rules relating to it, and to make all other determinations necessary or advisable in administering the Plan, all of which determinations will be final and binding upon all persons.

        4.    ELIGIBLE EMPLOYEES.

        Any employee of the Company or any of its participating Affiliates may participate in the Plan, except the following, who are ineligible to participate: (a) an employee who has been employed by the Company or any of its participating Affiliates for less than three months as of the beginning of an Offering Period (as defined in Section 7 below); (b) an employee whose customary employment is for less than five months in any calendar year; (c) an employee whose customary employment is 20 hours or less per week; and (d) an employee who, after exercising his or her rights to purchase shares under the Plan, would own shares of Common Stock (including shares that may be acquired under any outstanding options) representing five percent or more of the total combined voting power of all classes of stock of the Company. Notwithstanding the previous sentence, subject to the provisions of Section 423 of the Code and the regulations thereunder the Board may choose to exclude from participation one or more of the following categories of employees: (i) officers, (ii) persons whose principal duties consist of supervising the work of other employees, and (iii) highly compensated employees. The term "participating Affiliate" means any company or other trade or business that is a subsidiary of the Company (determined in accordance with the principles of Sections 424(e) and (f) of the Code and the regulations thereunder). The Board may at any time in its sole discretion, if it deems it advisable to do so, terminate the participation of the employees of a particular participating Affiliate.

        5.    PARTICIPATION IN THE PLAN.

        An eligible employee may become a participating employee in the Plan by completing an election to participate in the Plan on a form provided by the Company and submitting that form to the Payroll

Department of the Company. The form will authorize payroll deductions (as provided in Section 6 below) and authorize the purchase of shares of Common Stock for the employee's account in accordance with the terms of the Plan. Enrollment will become effective upon the first day of the first Offering Period.

        6.    OFFERINGS.

        At the time an eligible employee submits his or her election to participate in the Plan (as provided in Section 5 above), the employee shall elect to have deductions made from his or her pay subject to a maximum of fifteen percent (15%) of total compensation, on each pay day following his or her enrollment in the Plan, and for as long as he or she shall participate in the Plan. The deductions will be credited to the participating employee's account under the Plan. An employee may not during any Offering Period change his or her percentage of payroll deduction for that Offering Period, nor may an employee withdraw any contributed funds, other than in accordance with Sections 14 through 16 below.

        7.    OFFERING PERIODS.

        The Offering Periods shall be determined by the Committee. The first Offering Period under the Plan shall commence on the date determined by the Committee.

        8.    RIGHTS TO PURCHASE COMMON STOCK; PURCHASE PRICE.

        Rights to purchase shares of Common Stock will be deemed granted to participating employees as of the first trading day of each Offering Period. The purchase price of each share of Common Stock (the "Purchase Price") shall be determined by the Committee; provided, however, the Purchase Price shall not be less than the lesser of 85 percent of the fair market value of the Common Stock (i) on the first trading day of the Offering Period or (ii) on the last trading day of such Offering Period; provided, further, that in no event shall the Purchase Price be less than the par value of the Common Stock. For purposes of the Plan, "fair market value" means the value of each share of Common Stock subject to the Plan on a given date determined as follows: if on such date the shares of Common Stock are listed on an established national or regional stock exchange, are admitted to quotation on The Nasdaq Stock Market, Inc., or are publicly traded on an established securities market, the fair market value of the shares of Common Stock shall be the closing price of the shares of Common Stock on such exchange or in such market (the Board shall determine the appropriate exchange or market if there is more than one such exchange or market) on such date or, if such date is not a trading day, on the trading day immediately preceding such date (or if there is no such reported closing price, the fair market value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of the shares of Common Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the shares of Common Stock are not listed on such an exchange, quoted on such System or traded on such a market, fair market value shall be determined by the Board in good faith.

        9.    TIMING OF PURCHASE; PURCHASE LIMITATION.

        Unless a participating employee has given prior written notice terminating such employee's participation in the Plan, or the employee's participation in the Plan has otherwise been terminated as provided in Sections 14 through 16 below, such employee will be deemed to have exercised automatically his or her right to purchase Common Stock on the last trading day of the Offering Period (except as provided in Section 14 below) for the number of shares of Common Stock which the accumulated funds in the employee's account at that time will purchase at the Purchase Price, subject to the participation adjustment provided for in Section 13 below and subject to adjustment under Section 22 below. Notwithstanding any other provision of the Plan, no employee may purchase in any one calendar year under the Plan and all other "employee stock purchase plans" of the Company and its participating Affiliates shares of Common Stock having an aggregate fair market value in excess of $25,000, determined as of the first trading date of the Offering Period as to shares purchased during such period. Effective upon the last trading day of the Offering Period, a participating employee will become a stockholder with respect to the shares purchased during such period, and will thereupon have all dividend, voting and other ownership rights incident thereto. Notwithstanding the foregoing, no shares shall be sold pursuant to the Plan unless the Plan is approved by the Company's stockholders in accordance with Section 21 below.

        10.    ISSUANCE OF STOCK CERTIFICATES.

        On the last trading day of the Offering Period, a participating employee will be credited with the number of shares of Common Stock purchased for his or her account under the Plan during such Offering Period. Shares purchased under the Plan will be held in the custody of an agent (the "Agent") appointed by the Board of Directors. The Agent may hold the shares purchased under the Plan in stock certificates in nominee names and may commingle shares held in its custody in a single account or stock certificate without identification as to individual participating employees. The Committee shall have the right to require any or all of the following with respect to shares of Common Stock purchased under the Plan:

            (i)  that a participating employee may not request that all or part of the shares of Common Stock be reissued in the employee's own name and the stock certificates delivered to the employee until two years (or such shorter period of time as the Committee may designate) have elapsed since the first day of the Offering Period in which the shares were purchased and one year has elapsed since the day the shares were purchased (the "Section 423 Holding Period");

          (ii)  that all sales of shares during the Section 423 Holding Period applicable to such shares be performed through a licensed broker acceptable to the Company; and

          (iii)  that participating employees abstain from selling or otherwise transferring shares of Common Stock purchased pursuant to the Plan for a period lasting up to two years from the date the shares were purchased pursuant to the Plan.

        11.    WITHHOLDING OF TAXES.

        To the extent that a participating employee realizes ordinary income in connection with a sale or other transfer of any shares of Common Stock purchased under the Plan, the Company may withhold amounts needed to cover such taxes from any payments otherwise due and owing to the participating employee or from shares that would otherwise be issued to the participating employee hereunder. Any participating employee who sells or otherwise transfers shares purchased under the Plan within two years after the beginning of the Offering Period in which the shares were purchased must within 30 days of such transfer notify the Payroll Department of the Company in writing of such transfer.

        12.    ACCOUNT STATEMENTS.

        The Company will cause the Agent to deliver to each participating employee a statement for each Offering Period during which the employee purchases Common Stock under the Plan, reflecting the amount of payroll deductions during the Offering Period, the number of shares purchased for the employee's account, the price per share of the shares purchased for the employee's account and the number of shares held for the employee's account at the end of the Offering Period.

        13.    PARTICIPATION ADJUSTMENT.

        If in any Offering Period the number of unsold shares that may be made available for purchase under the Plan pursuant to Section 1 above is insufficient to permit exercise of all rights deemed exercised by all participating employees pursuant to Section 9 above, a participation adjustment will be made, and the number of shares purchasable by all participating employees will be reduced proportionately. Any funds then remaining in a participating employee's account after such exercise will be refunded to the employee.

        14.    CHANGES IN ELECTIONS TO PURCHASE.

        (a)  A participating employee may, at any time prior to the last trading day of the Offering Period, by written notice to the Company, direct the Company to cease payroll deductions in accordance with the following alternatives:

            (i)  The employee's option to purchase shall be reduced to the number of shares which may be purchased, as of the last day of the Offering Period, with the amount then credited to the employee's account; or

          (ii)  Withdraw the amount in such employee's account and terminate such employee's option to purchase.

        (b)  Any participating employee may increase or decrease his or her payroll deduction, to take effect on the first day of the next Offering Period, by delivering to the Company a new form regarding election to participate in the Plan under Section 5 above.

        15.    TERMINATION OF EMPLOYMENT OR DISCHARGE.

        In the event a participating employee voluntarily leaves the employ of the Company or a participating Affiliate, including death, prior to the last day of the Offering Period, the amount in the employee's account will be distributed and the employee's option to purchase will terminate.

        16.    TERMINATION OF PARTICIPATION.

        A participating employee will be refunded all moneys in his or her account, and his or her participation in the Plan will be terminated if either (a) the Board elects to terminate the Plan as provided in Section 21 below, or (b) the employee ceases to be eligible to participate in the Plan under Section 4 above. As soon as practicable following termination of an employee's participation in the Plan, the Company will deliver to the employee a check representing the amount in the employee's account. Once terminated, participation may not be reinstated for the then current Offering Period, but, if otherwise eligible, the employee may elect to participate in any subsequent Offering Period.

        17.    ASSIGNMENT.

        No participating employee may assign his or her rights to purchase shares of Common Stock under the Plan, whether voluntarily, by operation of law or otherwise. Any payment of cash or issuance of shares of Common Stock under the Plan may be made only to the participating employee (or, in the event of the employee's death, to the employee's estate). Once a stock certificate has been issued to the employee or for his or her account, such certificate may be assigned the same as any other stock certificate.

        18.    APPLICATION OF FUNDS.

        All funds received or held by the Company under the Plan may be used for any corporate purpose until applied to the purchase of Common Stock and/or refunded to participating employees. Participating employees' accounts will not be segregated.

        19.    NO RIGHT TO CONTINUED EMPLOYMENT.

        Neither the Plan nor any right to purchase Common Stock under the Plan confers upon any employee any right to continued employment with the Company or any of its participating Affiliates, nor will an employee's participation in the Plan restrict or interfere in any way with the right of the Company or any of its participating Affiliates to terminate the employee's employment at any time.

        20.    AMENDMENT OF PLAN.

        The Board may, at any time, amend the Plan in any respect (including an increase in the percentage specified in Section 8 above used in calculating the Purchase Price); provided, however, that without approval of the stockholders of the Company no amendment shall be made (a) increasing the number of shares specified in Section 1 above that may be made available for purchase under the Plan (except as provided in Section 22 below) or (b) changing the eligibility requirements for participating in the Plan. No amendment may be made that impairs the vested rights of participating employees.

        21.    EFFECTIVE DATE; TERM AND TERMINATION OF THE PLAN.

        The Plan shall be effective as of the date of adoption by the Board, which date is set forth below, subject to approval of the Plan by a majority of the votes present and entitled to vote at a duly held meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding voting stock is present, either in person or by proxy; provided, however, that upon approval of the Plan by the stockholders of the Company as set forth above, all rights to purchase shares granted under the Plan on or after the effective date shall be fully effective as if the stockholders of the Company had approved the Plan on the effective date. If the stockholders fail to approve the Plan on or before one year after the effective date, the Plan shall terminate, any rights to purchase shares granted hereunder shall be null and void and of no effect, and all contributed funds shall be refunded to participating employees. The Board may terminate the Plan at any time and for any reason or for no reason, provided that such termination shall not impair any rights of participating employees that have vested at the time of termination. In any event, the Plan shall, without further action of the Board, terminate ten (10) years after the date of adoption of the Plan by the Board or, if earlier, at such time as all shares of Common Stock that may be made available for purchase under the Plan pursuant to Section 1 above have been issued.

        22.    EFFECT OF CHANGES IN CAPITALIZATION.

          a.    Changes in Stock.

        If the number of outstanding shares of Common Stock is increased or decreased or the shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend, or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the effective date of the Plan, the number and kinds of shares that may be purchased under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which rights are outstanding shall be similarly adjusted so that the proportionate interest of a participating employee immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding rights shall not change the aggregate Purchase Price payable by a participating employee with respect to shares subject to such rights, but shall include a corresponding proportionate adjustment in the Purchase Price per share.

          b.    Reorganization in Which the Company Is the Surviving Corporation.

        Subject to Subsection (c) of this Section 22, if the Company shall be the surviving corporation in any reorganization, merger or consolidation of the Company with one or more other corporations, all outstanding rights under the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to such rights would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the Purchase Price per share so that the aggregate Purchase Price thereafter shall be the same as the aggregate Purchase Price of the shares subject to such rights immediately prior to such reorganization, merger or consolidation.

          c.    Reorganization in Which the Company Is Not the Surviving Corporation or Sale of Assets or Stock.

        Upon any dissolution or liquidation of the Company, or upon a merger, consolidation or reorganization of the Company with one or more other corporations in which the Company is not the surviving corporation, or upon a sale of all or substantially all of the assets of the Company to another corporation, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving corporation) approved by the Board that results in any person or entity owning more than 80 percent of the combined voting power of all classes of stock of the Company, the Plan and all rights outstanding hereunder shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan and/or the assumption of the rights theretofore granted, or for the substitution for such rights of new rights covering the stock of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan and rights theretofore granted shall continue in the manner and under the terms so provided. In the event of any such termination of the Plan, the Offering Period shall be deemed to have ended on the last trading day prior to such termination, and in accordance with Section 10 above the rights of each participating employee then outstanding shall be deemed to be automatically exercised on such last trading day. The Board shall send written notice of an event that will result in such a termination to all participating employees not later than the time at which the Company gives notice thereof to its stockholders.

          d.    Adjustments.

        Adjustments under this Section 22 related to stock or securities of the Company shall be made by the Committee, whose determination in that respect shall be final, binding, and conclusive.

          e.    No Limitations on Company.

        The grant of a right pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

        23.    GOVERNMENTAL REGULATION.

        The Company's obligation to issue, sell and deliver shares of Common Stock pursuant to the Plan is subject to such approval of any governmental authority and any national securities exchange or other market quotation system as may be required in connection with the authorization, issuance or sale of such shares.

        24.    STOCKHOLDER RIGHTS.

        Any dividends paid on shares held by the Company for a participating employee's account will be transmitted to the employee as determined by the Committee. The Company will deliver to each participating employee who purchases shares of Common Stock under the Plan, as promptly as practicable by mail or otherwise, all notices of meetings, proxy statements, proxies and other materials distributed by the Company to its stockholders. Any shares of Common Stock held by the Agent for an employee's account will be voted in accordance with the employee's duly delivered and signed proxy instructions. There will be no charge to participating employees in connection with such notices, proxies and other materials.

        25.    RULE 16b-3.

        Transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or any successor provision under the Securities Exchange Act of 1934, as amended. If any provision of the Plan or action by the Board fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Board. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 to be stated herein, such provision (other than one relating to eligibility requirements, or the price and amount of awards) shall be deemed automatically to be incorporated by reference into the Plan.

        26.    PAYMENT OF PLAN EXPENSES.

        The Company will bear all costs of administering and carrying out the Plan.

*    *    *

        This Plan was duly adopted and approved by the Board of Directors of the Company on the 1st of March, 2002.

/s/ NICHOLAS J. COSTANZA
Nicholas J. Costanza Secretary

        This Plan was duly approved by the stockholders of the Company on the    of            , 2002.

Nicholas J. Costanza Secretary

APPENDIX B

THE TITAN CORPORATION
2002 EMPLOYEE AND DIRECTOR STOCK OPTION AND INCENTIVE PLAN

i

12.	TRANSFERABILITY OF OPTIONS			B-9
	12.1.	TRANSFERABILITY OF OPTIONS		B-9
	12.2.	FAMILY TRANSFERS		B-9
13.	RESTRICTED STOCK			B-9
	13.1.	GRANT OF RESTRICTED STOCK OR RESTRICTED STOCK UNITS		B-9
	13.2.	RESTRICTIONS		B-9
	13.3.	RESTRICTED STOCK CERTIFICATES		B-9
	13.4.	RIGHTS OF HOLDERS OF RESTRICTED STOCK		B-10
	13.5.	RIGHTS OF HOLDERS OF RESTRICTED STOCK UNITS		B-10
	13.6.	TERMINATION OF EMPLOYMENT OR OTHER RELATIONSHIP		B-10
	13.7.	RIGHTS IN THE EVENT OF DEATH		B-10
	13.8.	RIGHTS IN THE EVENT OF DISABILITY		B-10
	13.9.	DELIVERY OF STOCK AND PAYMENT THEREFOR		B-11
14.	DEFERRED STOCK AWARDS			B-11
	14.1.	NATURE OF DEFERRED STOCK AWARDS		B-11
	14.2.	ELECTION TO RECEIVE DEFERRED STOCK AWARDS IN LIEU OF COMPENSATION		B-11
	14.3.	RIGHTS AS A STOCKHOLDER		B-11
	14.4.	RESTRICTIONS		B-11
	14.5.	TERMINATION		B-11
15.	UNRESTRICTED STOCK AWARDS			B-11
	15.1.	GRANT OR SALE OF UNRESTRICTED STOCK		B-11
16.	PERFORMANCE STOCK AWARDS			B-12
	16.1.	NATURE OF PERFORMANCE STOCK AWARDS		B-12
	16.2.	RIGHTS AS A STOCKHOLDER		B-12
	16.3.	TERMINATION		B-12
	16.4.	ACCELERATION, WAIVER, ETC		B-12
17.	DIVIDEND EQUIVALENT RIGHTS			B-12
	17.1.	DIVIDEND EQUIVALENT RIGHTS		B-12
	17.2.	INTEREST EQUIVALENTS		B-13
	17.3.	TERMINATION		B-13
18.	CERTAIN PROVISIONS APPLICABLE TO AWARDS			B-13
	18.1.	STAND-ALONE, ADDITIONAL, TANDEM, AND SUBSTITUTE AWARDS		B-13
	18.2.	TERM OF AWARDS		B-13
	18.3.	FORM AND TIMING OF PAYMENT UNDER AWARDS; DEFERRALS		B-13
	18.4.	PERFORMANCE AND ANNUAL INCENTIVE AWARDS		B-14
		18.4.1.	PERFORMANCE CONDITIONS	B-14

ii

	18.4.2.	PERFORMANCE AWARDS GRANTED TO DESIGNATED COVERED EMPLOYEES	B-14
		(i) PERFORMANCE GOALS GENERALLY	B-14
		(ii) BUSINESS CRITERIA	B-14
		(iii) PERFORMANCE PERIOD; TIMING FOR ESTABLISHING PERFORMANCE GOALS	B-15
		(iv) PERFORMANCE AWARD POOL	B-15
		(v) SETTLEMENT OF PERFORMANCE AWARDS; OTHER TERMS	B-15
	18.4.3.	ANNUAL INCENTIVE AWARDS GRANTED TO DESIGNATED COVERED EMPLOYEES	B-15
		(i) ANNUAL INCENTIVE AWARD POOL	B-15
		(ii) POTENTIAL ANNUAL INCENTIVE AWARDS	B-15
		(iii) PAYOUT OF ANNUAL INCENTIVE AWARDS	B-16
	18.4.4.	WRITTEN DETERMINATIONS	B-16
	18.4.5.	STATUS OF SECTION 18.4.3 AND SECTION 18.4.2 AWARDS UNDER CODE SECTION 162(m)	B-16
19.	PARACHUTE LIMITATIONS		B-17
20.	REQUIREMENTS OF LAW		B-17
	20.1.	GENERAL	B-17
	20.2.	RULE 16b-3	B-18
	20.3.	LIMITATION FOLLOWING A HARDSHIP DISTRIBUTION	B-18
21.	AMENDMENT AND TERMINATION OF THE PLAN		B-18
22.	EFFECT OF CHANGES IN CAPITALIZATION		B-18
	22.1.	CHANGES IN STOCK	B-18
	22.2.	REORGANIZATION IN WHICH THE COMPANY IS THE SURVIVING ENTITY AND IN WHICH NO CHANGE IN CONTROL OCCURS	B-19
	22.3.	REORGANIZATION, SALE OF ASSETS OR SALE OF STOCK WHICH INVOLVES A CHANGE IN CONTROL	B-19
	22.4.	ADJUSTMENTS	B-19
	22.5.	NO LIMITATIONS ON COMPANY	B-19
23.	DISCLAIMER OF RIGHTS		B-20
24.	NONEXCLUSIVITY OF THE PLAN		B-20
25.	WITHHOLDING TAXES		B-20
26.	CAPTIONS		B-20
27.	OTHER PROVISIONS		B-20
28.	NUMBER AND GENDER		B-21
29.	SEVERABILITY		B-21
30.	GOVERNING LAW		B-21

iii

THE TITAN CORPORATION
2002 EMPLOYEE AND DIRECTOR
STOCK OPTION AND INCENTIVE PLAN

        The Titan Corporation, a Delaware corporation (the "Company"), sets forth herein the terms of the Company's 2002 Stock Option and Incentive Plan (the "Plan") as follows:

        1.    PURPOSE

        The purpose of the Plan is to enhance the Company's ability to attract, retain, and compensate highly qualified officers, key employees, and other persons, and to motivate such officers, key employees, and other persons to serve the Company and its Affiliates (as defined herein) and to expend maximum effort to improve the business results and earnings of the Company, by providing to such officers, key employees and other persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company and with other financial incentives. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, deferred stock awards, unrestricted stock awards, performance stock awards, dividend equivalent rights, performance awards and annual incentive awards in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.

        2.    DEFINITIONS

        For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

          2.1  "Affiliate" of, or person "affiliated" with, means any company or other trade or business that controls, is controlled by or is under common control with such person within the meaning of Rule 405 of Regulation C under the Securities Act.

          2.2  "Annual Incentive Award" means a conditional right granted to a Grantee under SECTION 18.4.3 hereof to receive a cash payment, Stock or other Award, unless otherwise determined by the Committee, after the end of a specified fiscal year.

          2.3  "Award" means a grant of an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Deferred Stock, Unrestricted Stock, Performance Stock, Dividend Equivalent Rights, Performance or Annual Incentive Awards under the Plan.

          2.4  "Award Agreement" means the stock option agreement, stock appreciation rights agreement, restricted stock agreement, restricted stock unit agreement, deferred stock award agreement, unrestricted stock award agreement, performance stock award agreement, dividend equivalent rights agreement, performance award agreement, annual incentive award agreement or other written agreement between the Company and a Grantee that evidences and sets out the terms and conditions of an Award.

          2.5  "Benefit Arrangement" shall have the meaning set forth in SECTION 19 hereof.

          2.6  "Board" means the Board of Directors of the Company.

          2.7  "Change in Control" means a merger, consolidation, or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, a sale of substantially all of the assets of the Company to another entity, or any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving entity) approved by the Board that results in any person or entity (or person or entities acting as a group or otherwise in concert), owning fifty percent (50%) or more of the combined voting power of all classes of securities of the Company.

          2.8  "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

          2.9  "Committee" means a committee of, and designated from time to time by resolution of, the Board, which shall consist of no fewer than two members of the Board, none of whom shall be an officer or other salaried employee of the Company or any Affiliate of the Company.

          2.10 "Company" means The Titan Corporation.

          2.11 "Covered Employee" means a Grantee who is a Covered Employee within the meaning of Section 162(m)(3) of the Code.

          2.12 "Deferred Stock" means a right, granted to a Grantee under SECTION 14 hereof, to receive Stock, cash or a combination thereof at the end of a specified deferral period.

          2.13 "Dividend Equivalent" means a right, granted to a Grantee under SECTION 17 hereof, to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

          2.14 "Effective Date" means                                    , 2002, the date on which the Plan was adopted by the Board.

          2.15 "Exchange Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

          2.16 "Family Member" means a person who is a spouse, child, stepchild, grandchild, parent, stepparent, grandparent, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, of the Grantee, any person sharing the Grantee's household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than fifty percent of the voting interests.

          2.17 "Fair Market Value" means the value of a share of Stock, determined as follows: if on the Grant Date or other determination date the Stock is listed on an established national or regional stock exchange, is admitted to quotation on The Nasdaq Stock Market, Inc., or is publicly traded on an established securities market, the Fair Market Value of a share of Stock shall be the closing price of the Stock on such exchange or in such market (the highest such closing price if there is more than one such exchange or market) on the Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Stock is not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value shall be the value of the Stock as determined by the Board in good faith.

          2.18 "Grant Date" means, as determined by the Board or authorized Committee, (i) the date as of which the Board or such Committee approves an Award, (ii) the date on which the recipient of such Award first became an employee of or otherwise entered into a relationship with the Company or an Affiliate of the Company or (iii) such other date as may be specified by the Board or such Committee.

          2.19 "Grantee" means a person who receives or holds a grant of an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Deferred Stock, Unrestricted Stock, Performance Stock, Performance or Annual Incentive Awards, or Dividend Equivalent Rights under the Plan.

          2.20 "Incentive Stock Option" means an "incentive stock option" within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

          2.21 "Option" means an option to purchase one or more shares of Stock pursuant to the Plan.

          2.22 "Option Period" means the period during which Options may be exercised as set forth in SECTION 10 hereof.

          2.23 "Option Price" means the purchase price for each share of Stock subject to an Option.

          2.24 "Other Agreement" shall have the meaning set forth in SECTION 19 hereof.

          2.25 "Outside Director" means a member of the Board who is not an officer or employee of the Company.

          2.26 "Performance Award" means a conditional right granted to a Grantee under SECTION 18.4.2 hereof to receive a cash payment, Stock or other Award, unless otherwise determined by the Committee, after the end of a specified performance period.

          2.27 "Performance Stock Award" means Awards granted pursuant to SECTION 16.

          2.28 "Plan" means The Titan Corporation 2002 Stock Option and Incentive Plan.

          2.29 "Reporting Person" means a person who is required to file reports under Section 16(a) of the Exchange Act.

          2.30 "Restricted Period" means the period during which Restricted Stock or Restricted Stock Units are subject to restrictions or conditions pursuant to SECTION 13.2 hereof.

          2.31 "Restricted Stock" means shares of Stock, awarded to a Grantee pursuant to SECTION 13 hereof, that are subject to restrictions and to a risk of forfeiture.

          2.32 "Restricted Stock Unit" means a unit awarded to a Grantee pursuant to SECTION 13 hereof, which represents a conditional right to receive a share of Stock in the future, and which is subject to restrictions and to a risk of forfeiture.

          2.33 "Securities Act" means the Securities Act of 1933, as now in effect or as hereafter amended.

          2.34 "Service Provider" means a consultant or adviser to the Company, a manager of the Company's properties or affairs, or other similar service provider or Affiliate of the Company, and employees of any of the foregoing, as such persons may be designated from time to time by the Board pursuant to SECTION 6 hereof.

          2.35 "Stock" means the common stock, par value $.01 per share, of the Company.

          2.36 "Stock Appreciation Right" or "SAR" means a right granted to a Grantee under SECTION 11 hereof.

          2.37 "Subsidiary" means any "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code.

          2.38 "Termination Date" means the date upon which an Option shall terminate or expire, as set forth in SECTION 10.2 hereof.

          2.39 "Unrestricted Stock Award" means any Award granted pursuant to SECTION 15.

        3.    ADMINISTRATION OF THE PLAN

          3.1.    BOARD

        The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company's certificate of incorporation and by-laws and applicable law. The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the

Plan, any Award or any Award Agreement. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting or by unanimous consent of the Board executed in writing in accordance with the Company's Certificate of Incorporation and by-laws and applicable law. The interpretation and construction by the Board of any provision of the Plan, any Award or any Award Agreement shall be final and conclusive. To the extent permitted by law, the Board may delegate its authority under the Plan to a member of the Board of Directors or to an executive officer of the Company who is a member of the Board of Directors.

          3.2.    COMMITTEE.

        The Board from time to time may delegate to a Committee such powers and authorities related to the administration and implementation of the Plan, as set forth in SECTION 3.1 above and in other applicable provisions, as the Board shall determine, consistent with the Certificate of Incorporation and by-laws of the Company and applicable law. In the event that the Plan, any Award or any Award Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in this Section. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, binding and conclusive. To the extent permitted by law, the Committee may delegate its authority under the Plan to a member of the Board of Directors or an executive officer of the Company who is a member of the Board of Directors.

          3.3.    AWARDS

        Subject to the other terms and conditions of the Plan, the Board shall have full and final authority (i) to designate Grantees, (ii) to determine the type or types of Awards to be made to a Grantee, (iii) to determine the number of shares of Stock to be subject to an Award, (iv) to establish the terms and conditions of each Award (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options), and (v) to prescribe the form of each Award Agreement evidencing an Award. Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to modify Awards to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom. Subject to the terms and conditions of the Plan, any such new Award shall be upon such terms and conditions as are specified by the Board at the time the new Award is made.

          3.4.    NO LIABILITY.

        No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.

        4.    STOCK SUBJECT TO THE PLAN

        Subject to adjustment as provided in SECTION 22 hereof, the number of shares of Stock available for issuance under the Plan shall be five million five hundred thousand (5,500,000) shares. Stock issued or to be issued under the Plan shall be authorized but unissued shares. If any shares covered by an Award are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Stock subject thereto, then the number of shares of Stock counted against the aggregate number of shares available under the Plan with respect to such Award shall, to the extent of any such forfeiture or termination, again be available for making Awards under the Plan.

        Notwithstanding the preceding paragraph, of the five million five hundred thousand (5,500,000) shares of Stock available for issuance under the Plan, no more than twenty percent (20%) of that amount

(or one million one hundred thousand (1,100,000) shares) shall be available for issuance as Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Deferred Stock, Unrestricted Stock, Performance Stock, Dividend Equivalent Rights, Performance Awards, and Annual Incentive Awards.

        5.    EFFECTIVE DATE AND TERM OF THE PLAN

          5.1.    EFFECTIVE DATE.

        The Plan shall be effective as of the Effective Date, subject to approval of the Plan within one year of the Effective Date, by a majority of the votes cast on the proposal at a meeting of shareholders, provided that the total votes cast represent a majority of all shares entitled to vote. Upon approval of the Plan by the shareholders of the Company as set forth above, all Awards made under the Plan on or after the Effective Date shall be fully effective as if the shareholders of the Company had approved the Plan on the Effective Date. If the shareholders fail to approve the Plan within one year after the Effective Date, any Awards made hereunder shall be null and void and of no effect.

          5.2.    TERM.

        The Plan has no termination date; however, no Incentive Stock Option may be granted under the Plan on or after the tenth anniversary of the Effective Date.

        6.    OPTION GRANTS

          6.1.    COMPANY OR SUBSIDIARY EMPLOYEES; SERVICE PROVIDERS; OTHER PERSONS

        Subject to Section 7, Awards may be made under the Plan to: (i) any employee of, or a Service Provider to, the Company or of any affiliate, including any such employee who is an officer or director of the Company or of any affiliate, as the Board shall determine and designate from time to time, and (ii) any other individual whose participation in the Plan is determined to be in the best interests of the Company by the Board.

          6.2.    SUCCESSIVE AWARDS.

        An eligible person may receive more than one Award, subject to such restrictions as are provided herein.

          6.3.    RELOAD OPTIONS.

        At the discretion of the Board and subject to such restrictions, terms and conditions as the Board may establish, Options granted under the Plan may include a "reload" feature pursuant to which a Grantee exercising an Option by the delivery of a number of shares of Stock in accordance with SECTION 10.8 hereof would automatically be granted an additional Option (with an exercise price equal to the Fair Market Value of the Stock on the date the additional Option is granted and with such other terms as the Board may provide) to purchase that number of shares of Stock equal to the number delivered to exercise the original Option with an Option term equal to the remainder of the original Option term unless the Board otherwise determines in the Option Award Agreement for the original grant.

        7.    LIMITATIONS ON GRANTS

          7.1.    LIMITATION ON SHARES OF STOCK SUBJECT TO AWARDS AND CASH AWARDS.

        During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, the maximum number of shares of Stock subject to Options that can be awarded under the Plan to any person eligible for an Award under SECTION 6 hereof is three hundred thousand (300,000) per year. During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, the maximum number of shares that can be awarded under the Plan, other than pursuant to an Option to any person eligible for an Award under SECTION 6 hereof is three hundred thousand (300,000) per year. The maximum amount that may be earned as an Annual Incentive Award or other cash Award in any fiscal year by any one Grantee shall be one million dollars ($1,000,000) and the maximum amount that may be earned as a Performance Award or other cash Award in respect of a performance period by any one Grantee shall be three million dollars ($3,000,000).

          7.2.    LIMITATIONS ON INCENTIVE STOCK OPTIONS.

        An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee's employer and its Affiliates) does not exceed one hundred thousand dollars ($100,000). This limitation shall be applied by taking Options into account in the order in which they were granted.

        8.    AWARD AGREEMENT

        Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, to be executed by the Company and by the Grantee, in such form or forms as the Board shall from time to time determine. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be non-qualified stock options or Incentive Stock Options, and in the absence of such specification such options shall be deemed non-qualified stock options.

        9.    OPTION PRICE

        The Option Price of each Option shall be fixed by the Board and stated in the Award Agreement evidencing such Option. The Option Price shall be the aggregate Fair Market Value on the Grant Date of the shares of Stock subject to the Option; PROVIDED, HOWEVER, that in the event that a Grantee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to ownership of more than ten percent of the Company's outstanding Stock), the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than the greater of the par value of a share of Stock or one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

        10.    VESTING, TERM AND EXERCISE OF OPTIONS

          10.1.    VESTING AND OPTION PERIOD.

        Subject to SECTIONS 10.2 AND 22.3 hereof, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Board and stated in the Award Agreement. For purposes of this SECTION 10.1, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number. The period during which any Option shall be exercisable shall constitute the "Option Period" with respect to such Option.

          10.2.    TERM.

        Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such Option (the "Termination Date"); PROVIDED, HOWEVER, that in the event that the Grantee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to ownership of more than ten percent of the outstanding Stock), an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five years from its Grant Date.

          10.3.    ACCELERATION.

        Any limitation on the exercise of an Option contained in any Award Agreement may be rescinded, modified or waived by the Board, in its sole discretion, at any time and from time to time after the Grant Date of such Option, so as to accelerate the time at which the Option may be exercised. Notwithstanding any other provision of the Plan, no Option shall be exercisable in whole or in part prior to the date the Plan is approved by the shareholders of the Company as provided in SECTION 5.1 hereof.

          10.4.    TERMINATION OF EMPLOYMENT OR OTHER RELATIONSHIP.

        Upon the termination of a Grantee's employment or other relationship with the Company or any affiliate other than by reason of death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code), any Option or portion thereof held by such Grantee that has not vested in accordance with the provisions of SECTION 10.1 hereof shall terminate immediately, and any Option or portion thereof that has vested in accordance with the provisions of SECTION 10.1 hereof but has not been exercised shall terminate at the close of business on the ninetieth (90th) day following the Grantee's termination of employment or other relationship (or, if such ninetieth (90th) day is a Saturday, Sunday or holiday, at the close of business on the next preceding day that is not a Saturday, Sunday or holiday), unless the Board, in its discretion, extends the period during which the Option may be exercised (which period may not be extended beyond the original term of the Option). Upon termination of an Option or portion thereof, the Grantee shall have no further right to purchase shares of Stock pursuant to such Option or portion thereof. Whether a termination of employment or other relationship shall have occurred for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive. For purposes of the Plan, a termination of employment, service or other relationship shall not be deemed to occur if the Grantee is immediately thereafter a director of the Company or an affiliate.

          10.5.    RIGHTS IN THE EVENT OF DEATH.

        Unless otherwise provided by the Board in the applicable Award Agreement, if a Grantee dies while employed by or providing services to the Company, all Options granted to such Grantee that have not vested as of the date of such termination shall terminate and the executors or Boards or legatees or distributees of such Grantee's estate shall have the right, at any time within one year after the date of such Grantee's death (or such longer period as the Board, in its discretion, may determine prior to the expiration of such one-year period) and prior to termination of the Option pursuant to SECTION 10.2 above, to exercise any Option that was vested as of the date of such Grantee's death.

          10.6.    RIGHTS IN THE EVENT OF DISABILITY.

        Unless otherwise stated in the applicable Award Agreement, if a Grantee terminates employment or other relationship with the Company by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Grantee, such Grantee's Options shall terminate to the extent the Options are not vested, and shall be exercisable to the extent that they were vested as of the date of the Optionee's termination of employment or other relationship, for a period of one year after such termination of employment or other relationship (or such longer period as the Board, in its discretion, may determine prior to the expiration of such one-year period), subject to earlier termination of the Option as provided in SECTION 10.2 above. Whether a termination of employment or service is to be considered by reason of "permanent and total disability" for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive.

          10.7.    LIMITATIONS ON EXERCISE OF OPTION.

        Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, prior to the date the Plan is approved by the shareholders of the Company as provided herein, or after ten (10) years following the date upon which the Option is granted, or after the occurrence of an event referred to in SECTION 10.2 hereof which results in termination of the Option.

          10.8.    METHOD OF EXERCISE.

        An Option that is exercisable may be exercised by the Grantee's delivery to the Company of written notice of exercise on any business day, at the Company's principal office, addressed to the attention of the Board. Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of (i) one hundred (100) shares or such lesser number set forth in the applicable Award Agreement and (ii) the maximum number of shares available for purchase under the Option at the time of exercise. Payment of the Option Price for the shares purchased pursuant to the exercise of an Option shall be made (i) in cash or in cash equivalents acceptable to the Company; (ii) through the tender to the Company of shares of Stock, which shares, if acquired from the Company, shall have been held for at least six (6) months and which shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their Fair Market Value on the date of exercise; or (iii) by a combination of the methods described in (i) and (ii). Unless the Board provides otherwise in the Award Agreement, payment in full of the Option Price need not accompany the written notice of exercise provided that the notice of exercise directs that the certificate or certificates for the shares of Stock for which the Option is exercised be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the Option and, at the time such certificate or certificates are delivered, the broker tenders to the Company cash (or cash equivalents acceptable to the Company) equal to the Option Price for the shares of Stock purchased pursuant to the exercise of the Option plus the amount (if any) of federal and/or other taxes which the Company may in its judgment, be required to withhold with respect to the exercise of the Option. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Unless otherwise stated in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a shareholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock) until the shares of Stock covered thereby are fully paid and issued to him. Except as provided in SECTION 22 hereof, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

          10.9.    DELIVERY OF STOCK CERTIFICATES.

        Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing his or her ownership of the shares of Stock subject to the Option.

        11.    STOCK APPRECIATION RIGHTS

        The Board each is authorized to grant SARs to Grantees on the following terms and conditions:

          11.1.    RIGHT TO PAYMENT.

        A SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR as determined by the Board. The grant price of an SAR shall not be less than the Fair Market Value of a share of Stock on the date of grant except as provided in SECTION 18.1.

          11.2.    OTHER TERMS.

        The Board shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of employment or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Grantees, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR. SARs may be either freestanding or in tandem with other Awards.

        12.    TRANSFERABILITY OF OPTIONS

          12.1.    TRANSFERABILITY OF OPTIONS

        Except as provided in SECTION 12.2, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee's guardian or legal representative) may exercise an Option. Except as provided in SECTION 12.2, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

          12.2.    FAMILY TRANSFERS.

        If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member. For the purpose of this SECTION 12.2, a "not for value" transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this SECTION 12.2, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Options are prohibited except to Family Members of the original Grantee in accordance with this SECTION 12.2 or by will or the laws of descent and distribution. The events of termination of employment or other relationship of SECTION 10.4 hereof shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified in SECTIONS 10.4, 10.5, OR 10.6.

        13.    RESTRICTED STOCK

          13.1.    GRANT OF RESTRICTED STOCK OR RESTRICTED STOCK UNITS.

        The Board may from time to time grant Restricted Stock or Restricted Stock Units to persons eligible to receive Awards under SECTION 6 hereof, subject to such restrictions, conditions and other terms as the Board may determine.

          13.2.    RESTRICTIONS.

        At the time a grant of Restricted Stock or Restricted Stock Units is made, the Board shall establish a period of time (the "Restricted Period") applicable to such Restricted Stock or Restricted Stock Units. Each Award of Restricted Stock or Restricted Stock Units may be subject to a different Restricted Period. The Board may, in its sole discretion, at the time a grant of Restricted Stock or Restricted Stock Units is made, prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Stock or Restricted Stock Units in accordance with SECTION 18.4.1 and 18.4.2. Neither Restricted Stock nor Restricted Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Board with respect to such Restricted Stock or Restricted Stock Units.

          13.3.    RESTRICTED STOCK CERTIFICATES.

        The Company shall issue, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee's benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee, PROVIDED, HOWEVER, that such certificates shall bear a legend or legends that complies with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

          13.4.    RIGHTS OF HOLDERS OF RESTRICTED STOCK.

        Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Stock and the right to receive any dividends declared or paid with respect to such Stock. The Board may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Grant.

          13.5.    RIGHTS OF HOLDERS OF RESTRICTED STOCK UNITS.

        Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock Units shall have no rights as stockholders of the Company. The Board may provide in an Award Agreement evidencing a grant of Restricted Stock Units that the holder of such Restricted Stock Units shall be entitled to receive, upon the Company's payment of a cash dividend on its outstanding Stock, a cash payment for each Restricted Stock Unit held equal to the per-share dividend paid on the Stock. Such Award Agreement may also provide that such cash payment will be deemed reinvested in additional Restricted Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend is paid.

          13.6.    TERMINATION OF EMPLOYMENT OR OTHER RELATIONSHIP.

        Upon the termination of a Grantee's employment or other relationship with the Company other than by reason of death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code), any Restricted Stock or Restricted Stock Units held by such Grantee that has not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited, unless the Board, in its discretion, determines otherwise. Upon forfeiture of Restricted Stock or Restricted Stock Units, the Grantee shall have no further rights with respect to such Grant, including but not limited to any right to vote Restricted Stock or any right to receive dividends with respect to shares of Restricted Stock or Restricted Stock Units. Whether a leave of absence or leave on military or government service shall constitute a termination of employment or other relationship for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive. For purposes of the Plan, a termination of employment, service or other relationship shall not be deemed to occur if the Grantee is immediately thereafter a director of the Company.

          13.7.    RIGHTS IN THE EVENT OF DEATH.

        Unless otherwise provided in the Award Agreement, if a Grantee dies while employed by the Company, all Restricted Stock or Restricted Stock Units granted to such Grantee shall fully vest on the date of death, and the shares of Stock represented thereby shall be deliverable in accordance with the terms of the Plan to the executors, administrators, legatees or distributees of the Grantee's estate.

          13.8.    RIGHTS IN THE EVENT OF DISABILITY.

        Unless otherwise provided in the Award Agreement, if a Grantee terminates employment or other relationship with the Company by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Grantee, such Grantee's Restricted Stock or Restricted Stock Units shall continue to vest in accordance with the applicable Award Agreement for a period of one year after such termination of employment or service (or such longer period as the Board, in its discretion, may determine prior to the expiration of such one-year period), subject to the earlier forfeiture of such Restricted Stock or Restricted Stock Units in accordance with the terms of the applicable Award Agreement. Whether a termination of employment or service is to be considered by reason of "permanent and total disability" for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive.

          13.9.    DELIVERY OF STOCK AND PAYMENT THEREFOR.

        Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to shares of Restricted Stock or Restricted Stock Units shall lapse, and, unless otherwise provided in the Award Agreement, upon payment by the Grantee to the Company, in cash or by check, of the aggregate par value of the shares of Stock represented by such Restricted Stock or Restricted Stock Units (or such other higher purchase price determined by the Board), a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee's beneficiary or estate, as the case may be.

        14.    DEFERRED STOCK AWARDS

          14.1.    NATURE OF DEFERRED STOCK AWARDS.

        A Deferred Stock Award is an Award of phantom stock units to a Grantee, subject to restrictions and conditions as the Board may determine at the time of grant. Conditions may be based on continuing employment (or other business relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Deferred Stock Award is contingent on the Grantee executing the Deferred Stock Award Agreement. The terms and conditions of each such agreement shall be determined by the Board, and such terms and conditions may differ among individual Awards and Grantees. At the end of the deferral period, the Deferred Stock Award, to the extent vested, shall be paid to the Grantee in the form of shares of Stock.

          14.2.    ELECTION TO RECEIVE DEFERRED STOCK AWARDS IN LIEU OF COMPENSATION.

        The Board may, in its sole discretion, permit a Grantee to elect to receive a portion of the cash compensation or Restricted Stock Award otherwise due to such Grantee in the form of a Deferred Stock Award. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Board and in accordance with rules and procedures established by the Board. The Board shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Board deems appropriate.

          14.3.    RIGHTS AS A STOCKHOLDER.

        During the deferral period, a Grantee shall have no rights as a Stockholder; provided, however, that the Grantee may be credited with Dividend Equivalent Rights with respect to the phantom Stock units underlying his Deferred Stock Award, subject to such terms and conditions as the Board may determine.

          14.4.    RESTRICTIONS.

        A Deferred Stock Award may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of during the deferral period.

          14.5.    TERMINATION.

        Except as may otherwise be provided by the Board either in the Award Agreement or, in writing after the Award Agreement is issued, a Grantee's right in all Deferred Stock Awards that have not vested shall automatically terminate upon the Grantee's termination of employment or other relationship with the Company for any reason.

        15.    UNRESTRICTED STOCK AWARDS

          15.1.    GRANT OR SALE OF UNRESTRICTED STOCK.

        The Board may, in its sole discretion, grant (or sell at par value or such other higher purchase price determined by the Board) an Unrestricted Stock Award to any Grantee pursuant to which such Grantee may receive shares of Stock free of any restrictions ("Unrestricted Stock") under the Plan. Unrestricted Stock Awards may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to such Grantee.

        16.    PERFORMANCE STOCK AWARDS

          16.1.    NATURE OF PERFORMANCE STOCK AWARDS.

        A Performance Stock Award is an Award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals. The Board may make Performance Stock Awards independent of or in connection with the granting of any other Award under the Plan. The Board in its sole discretion shall determine whether and to whom Performance Stock Awards shall be made, the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Stock; provided, however, that the Board may rely on the performance goals and other standards applicable to other performance unit plans of the Company in setting the standards for Performance Stock Awards under the Plan.

          16.2.    RIGHTS AS A STOCKHOLDER.

        A Grantee receiving a Performance Stock Award shall have the rights of a Stockholder only as to shares actually received by the Grantee under the Plan and not with respect to shares subject to the Award but not actually received by the Grantee. A Grantee shall be entitled to receive a Stock certificate evidencing the acquisition of Stock under a Performance Stock Award only upon satisfaction of all conditions specified in the written instrument evidencing the Performance Stock Award (or in a performance plan adopted by the Board).

          16.3.    TERMINATION.

        Except as may otherwise be provided by the Board either in the Award Agreement in writing after the Award Agreement is issued, a Grantee's rights in all Performance Stock Awards shall automatically terminate upon the Grantee's termination of employment or other relationship with the Company and its Affiliates for any reason.

          16.4.    ACCELERATION, WAIVER, ETC.

        At any time prior to the Grantee's termination of employment (or other business relationship) by the Company and its Affiliates, the Board may in its sole discretion accelerate, waive or amend any or all of the goals, restrictions or conditions imposed under any Performance Stock Award.

        17.    DIVIDEND EQUIVALENT RIGHTS

          17.1.    DIVIDEND EQUIVALENT RIGHTS.

        A Dividend Equivalent Right is an Award entitling the recipient to receive credits based on cash distributions that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the recipient. A Dividend Equivalent Right may be granted hereunder to any Grantee as a component of another Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the grant. Dividend Equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment. Dividend Equivalent Rights may be settled in cash or Stock or a combination thereof, in a single installment or installments, all determined in the sole discretion of the Board. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other award. A

Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other award.

          17.2.    INTEREST EQUIVALENTS.

        Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide in the grant for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

          17.3.    TERMINATION.

        Except as may otherwise be provided by the Board either in the Award Agreement or in writing after the Award Agreement is issued, a Grantee's rights in all Dividend Equivalent Rights or interest equivalents shall automatically terminate upon the Grantee's termination of employment or other relationship with the Company and its Affiliates for any reason.

        18.    CERTAIN PROVISIONS APPLICABLE TO AWARDS

          18.1.    STAND-ALONE, ADDITIONAL, TANDEM, AND SUBSTITUTE AWARDS

        Awards granted under the Plan may, in the discretion of the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any affiliate, or any business entity to be acquired by the Company or a affiliate, or any other right of a Grantee to receive payment from the Company or any affiliate. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Board shall require the surrender of such other Award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any affiliate, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Deferred Stock or Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options granted with an exercise price "discounted" by the amount of the cash compensation surrendered).

          18.2.    TERM OF AWARDS

        The term of each Award shall be for such period as may be determined by the Board; provided that in no event shall the term of any Option or SAR exceed a period of ten years (or such shorter term as may be required in respect of an ISO under Section 422 of the Code).

          18.3.    FORM AND TIMING OF PAYMENT UNDER AWARDS; DEFERRALS

        Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or an affiliate upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Board shall determine, including, without limitation, cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Board or upon occurrence of one or more specified events. Installment or deferred payments may be required by the Board or permitted at the election of the Grantee on terms and conditions established by the Board. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock.

          18.4.    PERFORMANCE AND ANNUAL INCENTIVE AWARDS

            18.4.1.    PERFORMANCE CONDITIONS

        The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Board. The Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions, except as limited under SECTIONS 18.4.2 AND 14.4.3 hereof in the case of a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m). If and to the extent required under Code Section 162(m), any power or authority relating to a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m), shall be exercised by the Committee and not the Board.

            18.4.2.    PERFORMANCE AWARDS GRANTED TO DESIGNATED COVERED EMPLOYEES

        If and to the extent that the Committee determines that a Performance Award to be granted to a Grantee who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this SECTION 18.4.2.

              (i)    PERFORMANCE GOALS GENERALLY.

        The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this SECTION 18.4.2. Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Grantee or to different Grantees.

              (ii)    BUSINESS CRITERIA.

        One or more of the following business criteria for the Company, on a consolidated basis, and/or specified subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance Awards: (1) total stockholder return; (2) such total stockholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor's 500 Stock Index; (3) net income; (4) pretax earnings; (5) earnings before interest expense, taxes, depreciation and amortization; (6) pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items; (7) operating margin; (8) earnings per share; (9) return on equity; (10) return on capital; (11) return on investment; (12) operating earnings; (13) working capital; and (14) ratio of debt to stockholders' equity. One or more of the foregoing business criteria shall also be exclusively used in establishing performance goals for Annual Incentive Awards granted to a Covered Employee under SECTION 18.4.3 hereof that are intended to qualify as "performance-based compensation" under Code Section 162(m).

              (iii)    PERFORMANCE PERIOD; TIMING FOR ESTABLISHING PERFORMANCE GOALS.

        Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to ten years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for "performance-based compensation" under Code Section 162(m).

              (iv)    PERFORMANCE AWARD POOL.

        The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in SECTION 18.4.2(ii) hereof during the given performance period, as specified by the Committee in accordance with SECTION 18.4.2(iii) hereof. The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

              (v)    SETTLEMENT OF PERFORMANCE AWARDS; OTHER TERMS.

        Settlement of such Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards. The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Grantee prior to the end of a performance period or settlement of Performance Awards.

            18.4.3.    ANNUAL INCENTIVE AWARDS GRANTED TO DESIGNATED COVERED EMPLOYEES.

        If and to the extent that the Committee determines that an Annual Incentive Award to be granted to a Grantee who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Annual Incentive Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this SECTION 18.4.3.

              (i)    ANNUAL INCENTIVE AWARD POOL.

        The Committee may establish an Annual Incentive Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Annual Incentive Awards. The amount of such Annual Incentive Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in 18.4.2(ii) hereof during the given performance period, as specified by the Committee in accordance with 18.4.2(iii) hereof. The Committee may specify the amount of the Annual Incentive Award pool as a percentage of any such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

              (ii)    POTENTIAL ANNUAL INCENTIVE AWARDS.

        Not later than the end of the ninetieth (90th) day of each fiscal year, or at such other date as may be required or permitted in the case of Awards intended to be "performance-based compensation" under Code Section 162(m), the Committee shall determine the Eligible Persons who will potentially receive Annual Incentive Awards, and the amounts potentially payable thereunder, for that fiscal year, either out of an Annual Incentive Award pool established by such date under SECTION 18.4.3(i) hereof or as individual Annual Incentive Awards. In the case of individual Annual Incentive Awards intended to qualify under Code Section 162(m), the amount potentially payable shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in SECTION 18.4.2(ii) hereof in the given performance year, as specified by the Committee; in other cases, such amount shall be based on such criteria as shall be established by the Committee. In all cases, the maximum Annual Incentive Award of any Grantee shall be subject to the limitation set forth in SECTION 7.1 hereof.

              (iii)    PAYOUT OF ANNUAL INCENTIVE AWARDS.

        After the end of each fiscal year, the Committee shall determine the amount, if any, of (A) the Annual Incentive Award pool, and the maximum amount of potential Annual Incentive Award payable to each Grantee in the Annual Incentive Award pool, or (B) the amount of potential Annual Incentive Award otherwise payable to each Grantee. The Committee may, in its discretion, determine that the amount payable to any Grantee as an Annual Incentive Award shall be reduced from the amount of his or her potential Annual Incentive Award, including a determination to make no Award whatsoever. The Committee shall specify the circumstances in which an Annual Incentive Award shall be paid or forfeited in the event of termination of employment by the Grantee prior to the end of a fiscal year or settlement of such Annual Incentive Award.

            18.4.4.    WRITTEN DETERMINATIONS.

        All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards under SECTION 18.4.2, and the amount of any Annual Incentive Award pool or potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards under SECTION 18.4.3, shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). To the extent required to comply with Code Section 162(m), the Committee may delegate any responsibility relating to such Performance Awards or Annual Incentive Awards.

            18.4.5.    STATUS OF SECTION 18.4.3 AND SECTION 18.4.2 AWARDS UNDER CODE SECTION 162(m)

        It is the intent of the Company that Performance Awards and Annual Incentive Awards under SECTION 18.4.2 and SECTION 18.4.3 hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute "qualified performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of SECTION 18.4.2 and SECTION 18.4.3, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Grantee will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards or an Annual Incentive Award, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards or Annual Incentive Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

        19.    PARACHUTE LIMITATIONS

        Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or any affiliate, except an agreement, contract, or understanding hereafter entered into that expressly modifies or excludes application of this paragraph (an "Other Agreement"), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a "Benefit Arrangement"), if the Grantee is a "disqualified individual," as defined in Section 280G(c) of the Code, any Option, Restricted Stock or Restricted Stock Unit held by that Grantee and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested (i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Grantee under this Plan to be considered a "parachute payment" within the meaning of Section 280G(b)(2) of the Code as then in effect (a "Parachute Payment") and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Grantee under any Other Agreement or any Benefit Arrangement would cause the Grantee to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Grantee as described in clause (ii) of the preceding sentence, then the Grantee shall have the right, in the Grantee's sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Grantee under this Plan be deemed to be a Parachute Payment.

        20.    REQUIREMENTS OF LAW

          20.1.    GENERAL.

        The Company shall not be required to sell or issue any shares of Stock under any Award if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any shares of Stock underlying an Award, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Award, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

          20.2.    RULE 16b-3.

        During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to the Plan and the exercise of Options granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

          20.3.    LIMITATION FOLLOWING A HARDSHIP DISTRIBUTION.

        To the extent required to comply with Treasury Regulation Section 1.401(k)-1(d)(2)(iv)(B)(4), or any amendment or successor thereto, a Grantee's "elective and employee contributions" (within the meaning of such Treasury Regulation) under the Plan shall be suspended for a period of twelve (12) months following such Grantee's receipt of a hardship distribution made in reliance on such Treasury Regulation from any plan containing a cash or deferred arrangement under Section 401(k) of the Code maintained by the Company or a related party within the provisions of subsections (b), (c), (m) or (o) of Section 414 of the Code.

        21.    AMENDMENT AND TERMINATION OF THE PLAN

        The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any shares of Stock as to which Awards have not been made; provided, however, that the Board shall not, without approval of the Company's shareholders, amend the Plan such that it does not comply with the Code. The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of the Grantee taking actions in "competition with the Company," as defined in the applicable Award Agreement. Furthermore, the Company may annul an Award if the Grantee is an employee of the Company or an affiliate and is terminated "for cause" as defined in the applicable Award Agreement. Except as permitted under this SECTION 21 or SECTION 22 hereof, no amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, alter or impair rights or obligations under any Award theretofore awarded under the Plan.

        22.    EFFECT OF CHANGES IN CAPITALIZATION

          22.1.    CHANGES IN STOCK.

        If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which grants of Options and other Awards may be made under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which Awards are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares that are subject to the unexercised portion of an Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration.

          22.2.    REORGANIZATION IN WHICH THE COMPANY IS THE SURVIVING ENTITY AND IN WHICH NO CHANGE IN CONTROL OCCURS.

        Subject to SECTION 22.3 hereof, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities in which no Change in Control Occurs, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement evidencing an Award, any restrictions applicable to such Award shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation.

          22.3.    REORGANIZATION, SALE OF ASSETS OR SALE OF STOCK WHICH INVOLVES A CHANGE IN CONTROL.

          (a)  Subject to SECTION 22.3(b), upon the dissolution or liquidation of the Company or upon any transaction that results in a Change in Control, (i) all outstanding shares subject to Awards shall be deemed to have vested, and all restrictions and conditions applicable to such shares subject to Awards shall be deemed to have lapsed, immediately prior to the occurrence of such event, and (ii) all Options outstanding hereunder shall become immediately exercisable for a period of fifteen days immediately prior to the scheduled consummation of the event. Any exercise of an Option during such fifteen-day period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event. Upon consummation of any such event, the Plan and all outstanding but unexercised Options shall terminate. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Company gives notice thereof to its shareholders.

          (b)  SECTION 22.3(a) shall not apply to the extent provision is made in writing in connection with a transaction described in SECTION 22.3(a) for the assumption of such Options theretofore granted, or for the substitution for such Options of new options covering the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares or units and exercise prices, in which event the Plan and Options theretofore granted shall continue in the manner and under the terms so provided.

          22.4.    ADJUSTMENTS.

        Adjustments under this SECTION 22 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

          22.5.    NO LIMITATIONS ON COMPANY.

        The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

        23.    DISCLAIMER OF RIGHTS

        No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a director, officer, consultant or employee of the Company or an affiliate. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan. No Grantee shall have any of the rights of a shareholder with respect to the shares of Stock subject to an Option except to the extent the certificates for such shares of Stock shall have been issued upon the exercise of the Option.

        24.    NONEXCLUSIVITY OF THE PLAN

        Neither the adoption of the Plan nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

        25.    WITHHOLDING TAXES

        The Company or an affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any Federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any shares of Stock upon the exercise of an Option or pursuant to an Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the affiliate, as the case may be, any amount that the Company or the affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the affiliate, which may be withheld by the Company or the affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the affiliate to withhold shares of Stock otherwise issuable to the Grantee or (ii) by delivering to the Company or the affiliate shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this SECTION 25 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

        26.    CAPTIONS

        The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

        27.    OTHER PROVISIONS

        Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.

        28.    NUMBER AND GENDER

        With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

        29.    SEVERABILITY

        If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

        30.    GOVERNING LAW

        The validity and construction of this Plan and the instruments evidencing the Awards granted hereunder shall be governed by the laws of the State of Delaware (without giving effect to the choice of law provisions thereof).

*    *    *

        The Plan was duly adopted and approved by the Board of Directors of the Company as of the 11th day of April, 2002.

/s/ NICHOLAS J. COSTANZA
Nicholas J. Costanza SECRETARY

        The Plan was duly approved by the stockholders of the Company on the            day of                        , 2002.

Nicholas J. Costanza SECRETARY

PROXY	PROXY

THE TITAN CORPORATION

ANNUAL MEETING OF STOCKHOLDERS, MAY 16, 2002

The undersigned (a) revokes all proxies and appoints and authorizes Dr. Gene W. Ray and Mr. Eric M. DeMarco, or either of them, with power of substitution, as the Proxy Committee, to vote the stock of the undersigned at the 2002 Annual Meeting of the Stockholders of THE TITAN CORPORATION on May 16, 2002, and any adjournment thereof, as specified on the reverse side of this card and in their discretion on all other matters incident to the conduct of the meeting and, if applicable, (b) directs, as indicated on the reverse, the voting of the shares allocated to The Titan Corporation 401(k) Plan, The Titan Corporation Employee Stock Ownership Plan, and The Titan Corporation Employee Stock Purchase Plan accounts as well as shares allocated to the accounts of the AverStar, Inc. Profit Sharing and Savings Plan, the BTG, Inc. Employee Stock Purchase Plan and the Jaycor, Inc. Employee Stock Ownership Plan of the undersigned at the 2002 Annual Meeting and any adjournment thereof. Plan shares for which no directions are received and unallocated plan shares will be voted on each issue in proportion to those shares allocated to participant accounts of the same plan for which voting instructions on that issue have been received. Each trustee is authorized to vote in its judgment or to empower the Proxy Committee to vote in accordance with the Proxy Committee's judgment on other matters incident to the conduct of the meeting and any adjournment thereof. You have the option to vote by mail, the Internet or telephone. Your vote does not count until we receive it.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE TITAN CORPORATION. UNLESS A CONTRARY DIRECTION IS INDICATED, IT WILL BE VOTED FOR THE ELECTION OF ALL THE NOMINEES SET FORTH ON THE REVERSE AS DIRECTORS AND FOR RATIFICATION OF THE SELECTION OF KPMG LLP AS THE COMPANY'S AUDITORS.

(CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)

ANNUAL MEETING OF STOCKHOLDERS OF

THE TITAN CORPORATION

MAY 16, 2002

PROXY VOTING INSTRUCTIONS

TO VOTE BY MAIL:

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)

Please call toll-free 1-800-PROXIES and follow the instructions. Have your control number and the proxy card available when you call.

TO VOTE BY INTERNET:

Please access the web page at "www.voteproxy.com" and follow the on-screen instructions. Have your control number available when you access the web page.

YOUR CONTROL NUMBER IS:

Please Detach and Mail in the Envelope Provided.

☒  Please mark your votes as in this example.

THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR EACH OF THE ITEMS LISTED BELOW.

UNLESS OTHERWISE SPECIFIED THIS PROXY WILL BE CAST FOR ITEMS 1 AND 4.

1.	ELECTION OF DIRECTORS;
	FOR ☐	AGAINST ☐	WITHHELD ☐
FOR, except vote withheld from the following nominee(s).

Michael B. Alexander Edward H. Bersoff Joseph F. Caligiuri Peter A. Cohen Daniel J. Fink Susan Golding Robert M. Hanisee Robert E. La Blanc Gene W. Ray James Roth Joseph R. Wright, Jr.

2.	RATIFICATION OF TITAN'S 2002 EMPLOYEE STOCK PURCHASE PLAN;
	FOR ☐	AGAINST ☐	ABSTAIN ☐
3.	RATIFICATION OF TITAN'S 2002 EMPLOYEE AND DIRECTOR STOCK OPTION AND INCENTIVE PLAN;
	FOR ☐	AGAINST ☐	ABSTAIN ☐
4.	RATIFICATION OF THE SELECTION OF KPMG LLP AS TITAN'S AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002;
	FOR ☐	AGAINST ☐	ABSTAIN ☐

        Check here for address change and note below.  ☐

NEW ADDRESS

SIGNATURE(S)                                                                                      DATE

NOTE:  Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

PROXY	PROXY

THE TITAN CORPORATION—PROXY

ANNUAL MEETING OF STOCKHOLDERS, MAY 16, 2002

        Dr. Gene W. Ray and Mr. Eric M. DeMarco or either of them, with power of substitution, are hereby appointed proxies at the 2002 Annual Meeting of Stockholders of THE TITAN CORPORATION to be held May 16, 2002, or at any adjournment or adjournments thereof, to represent and to vote all shares of stock of said corporation (preferred and common) which the undersigned would be entitled to vote if personally present, upon matters specified on the reverse side and upon such other matters as may properly come before the Meeting, and any prior proxy to vote at such meeting is hereby revoked. With respect to matters not known to said corporation's Board of Directors at the time of the solicitation hereof, said proxies are authorized to vote in their discretion. You have the option to vote by mail, the Internet or telephone. Your vote does not count until we receive it.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE TITAN CORPORATION. UNLESS A CONTRARY DIRECTION IS INDICATED, IT WILL BE VOTED FOR THE ELECTION OF ALL THE NOMINEES SET FORTH ON THE REVERSE AS DIRECTORS AND FOR RATIFICATION OF THE SELECTION OF KPMG LLP AS THE COMPANY'S AUDITORS

(CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)

ANNUAL MEETING OF STOCKHOLDERS OF

THE TITAN CORPORATION

MAY 16, 2002

PROXY VOTING INSTRUCTIONS

TO VOTE BY MAIL:

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)

Please call toll-free 1-800-PROXIES and follow the instructions. Have your control number and the proxy card available when you call.

TO VOTE BY INTERNET:

Please access the web page at "www.voteproxy.com" and follow the on-screen instructions. Have your control number available when you access the web page.

YOUR CONTROL NUMBER IS:

Please Detach and Mail in the Envelope Provided.

☒  Please mark your votes as in this example.

THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR EACH OF THE ITEMS LISTED BELOW.

UNLESS OTHERWISE SPECIFIED THIS PROXY WILL BE CAST FOR ITEMS 1 AND 4.

1.	ELECTION OF DIRECTORS;
	FOR ☐	AGAINST ☐	WITHHELD ☐
FOR, except vote withheld from the following nominee(s).

Michael B. Alexander Edward H. Bersoff Joseph F. Caligiuri Peter A. Cohen Daniel J. Fink Susan Golding Robert M. Hanisee Robert E. La Blanc Gene W. Ray James Roth Joseph R. Wright, Jr.

2.	RATIFICATION OF TITAN'S 2002 EMPLOYEE STOCK PURCHASE PLAN;
	FOR ☐	AGAINST ☐	ABSTAIN ☐
3.	RATIFICATION OF TITAN'S 2002 EMPLOYEE AND DIRECTOR STOCK OPTION AND INCENTIVE PLAN;
	FOR ☐	AGAINST ☐	ABSTAIN ☐
4.	RATIFICATION OF THE SELECTION OF KPMG LLP AS TITAN'S AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002
	FOR ☐	AGAINST ☐	ABSTAIN ☐

        Check here for address change and note below.  ☐

NEW ADDRESS

SIGNATURE(S)                                                                                      DATE

NOTE:  Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

QuickLinks

OWNERSHIP OF THE COMMON STOCK OF THE TITAN CORPORATION
PROPOSAL 1 ELECTION OF DIRECTORS
THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH NAMED NOMINEE.
REPORT OF THE AUDIT COMMITTEE
REPORT OF THE COMPENSATION, STOCK OPTION AND PENSION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
EXECUTIVE COMPENSATION AND OTHER INFORMATION
EXECUTIVE COMPENSATION SUMMARY TABLE
OPTION GRANTS IN LAST FISCAL YEAR (A)
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR, AND FY-END OPTION VALUE (A)
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN Among The Titan Corporation, New York Stock Exchange Market Index and Industry Group Index
PROPOSAL 2 APPROVAL OF THE 2002 EMPLOYEE STOCK PURCHASE PLAN
THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ADOPTION OF THE 2002 EMPLOYEE STOCK PURCHASE PLAN
PROPOSAL 3 APPROVAL OF THE 2002 EMPLOYEE AND DIRECTOR STOCK OPTION AND INCENTIVE PLAN
PROPOSAL 4 RATIFICATION OF SELECTION OF AUDITORS
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 4
CHANGES IN ACCOUNTANTS
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER BUSINESS
MULTIPLE SHAREHOLDERS SHARING THE SAME ADDRESS
2003 ANNUAL MEETING OF STOCKHOLDERS
FINANCIAL STATEMENTS
APPENDIX A THE TITAN CORPORATION 2002 EMPLOYEE STOCK PURCHASE PLAN
TABLE OF CONTENTS
THE TITAN CORPORATION 2002 EMPLOYEE STOCK PURCHASE PLAN
APPENDIX B THE TITAN CORPORATION 2002 EMPLOYEE AND DIRECTOR STOCK OPTION AND INCENTIVE PLAN
TABLE OF CONTENTS
THE TITAN CORPORATION 2002 EMPLOYEE AND DIRECTOR STOCK OPTION AND INCENTIVE PLAN
THE TITAN CORPORATION ANNUAL MEETING OF STOCKHOLDERS, MAY 16, 2002
THE TITAN CORPORATION—PROXY ANNUAL MEETING OF STOCKHOLDERS, MAY 16, 2002